                            DRESSER INDUSTRIES, INC.

                              CONSOLIDATED SALARIED

                                 RETIREMENT PLAN













                                   As Amended
                              Effective May 1, 1994

                            DRESSER INDUSTRIES, INC.
                      CONSOLIDATED SALARIED RETIREMENT PLAN
                        AS AMENDED, EFFECTIVE MAY 1, 1994

                                      INDEX

PREAMBLE:  EFFECTIVE DATES . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE I - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 1

     .01    Accrued Benefit. . . . . . . . . . . . . . . . . . . . . . . . 1
     .02    Actuarial (or Actuarially) Equivalent. . . . . . . . . . . . . 2
     .03    Actuary. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     .04    Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     .05    Annuity Starting Date. . . . . . . . . . . . . . . . . . . . . 2
     .06    Associated Company . . . . . . . . . . . . . . . . . . . . . . 3
     .07    Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . 3
     .08    Board. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     .09    Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     .10    Committee. . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     .11    Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     .12    Compensation . . . . . . . . . . . . . . . . . . . . . . . . . 4
     .13    Continuous Service . . . . . . . . . . . . . . . . . . . . . . 6
     .14    Covered Compensation . . . . . . . . . . . . . . . . . . . . . 7
     .15    Credit Service . . . . . . . . . . . . . . . . . . . . . . . . 8
     .16    Early Retirement Date. . . . . . . . . . . . . . . . . . . . . 9
     .17    Effective Date . . . . . . . . . . . . . . . . . . . . . . . . 9
     .18    Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     .19    Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     .20    Employment Commencement Date . . . . . . . . . . . . . . . . . 10
     .21    ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     .22    Final Average Monthly Earnings . . . . . . . . . . . . . . . . 10
     .23    Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     .24    Hour of Service. . . . . . . . . . . . . . . . . . . . . . . . 12
     .25    Insurer. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     .26    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     .27    Leased Employee. . . . . . . . . . . . . . . . . . . . . . . . 12
     .28    Manager. . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     .29    Named Fiduciary. . . . . . . . . . . . . . . . . . . . . . . . 13
     .30    Normal Retirement Age. . . . . . . . . . . . . . . . . . . . . 13
     .31    Normal Retirement Date . . . . . . . . . . . . . . . . . . . . 13
     .32    Participant. . . . . . . . . . . . . . . . . . . . . . . . . . 13
     .33    Period of Absence. . . . . . . . . . . . . . . . . . . . . . . 13
     .34    Period of Service. . . . . . . . . . . . . . . . . . . . . . . 13
     .35    Period of Severance. . . . . . . . . . . . . . . . . . . . . . 14
     .36    Permitted Percentage . . . . . . . . . . . . . . . . . . . . . 14
     .37    Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

     .38    Plan Year. . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     .39    Predecessor Plan . . . . . . . . . . . . . . . . . . . . . . . 14
     .40    Previous Plan. . . . . . . . . . . . . . . . . . . . . . . . . 15
     .41    Prior Plan . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     .42    Qualified Domestic Relations Order . . . . . . . . . . . . . . 15
     .43    Reemployment Commencement Date . . . . . . . . . . . . . . . . 17
     .44    Related Entity . . . . . . . . . . . . . . . . . . . . . . . . 17
     .45    Severance from Service Date. . . . . . . . . . . . . . . . . . 17
     .46    Social Security Pension. . . . . . . . . . . . . . . . . . . . 18
     .47    Social Security Retirement Age . . . . . . . . . . . . . . . . 19
     .48    Total Disability or Totally Disabled . . . . . . . . . . . . . 19
     .49    Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     .50    Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     .51    Vesting Service. . . . . . . . . . . . . . . . . . . . . . . . 21

ARTICLE II - PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . 22

     .01    Members. . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

ARTICLE III - CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . 23

     .01    Employer Contributions . . . . . . . . . . . . . . . . . . . . 23
     .02    Participant Contributions. . . . . . . . . . . . . . . . . . . 23
     .03    Refund of Nondeductible Employer Contributions . . . . . . . . 23

ARTICLE IV - BENEFITS. . . . . . . . . . . . . . . . . . . . . . . . . . . 25

     .01    Normal Retirement. . . . . . . . . . . . . . . . . . . . . . . 25
     .02    Immediate Early Retirement . . . . . . . . . . . . . . . . . . 32
     .03    Deferred Early Retirement. . . . . . . . . . . . . . . . . . . 35
     .04    Disability Benefits. . . . . . . . . . . . . . . . . . . . . . 36
     .05    Other Termination Benefits . . . . . . . . . . . . . . . . . . 39
     .06    Spouse's Death Benefit for Persons Participating in
            Prior Plan . . . . . . . . . . . . . . . . . . . . . . . . . . 41
     .07    Spouse's Death Benefit for Persons Not Participating in
            Prior Plan . . . . . . . . . . . . . . . . . . . . . . . . . . 42
     .08    Established Benefits . . . . . . . . . . . . . . . . . . . . . 43
     .09    Nonduplication . . . . . . . . . . . . . . . . . . . . . . . . 44
     .10    Postponed Retirement Benefit . . . . . . . . . . . . . . . . . 45
     .11    Notice 88-131 and Revenue Procedure 89-65. . . . . . . . . . . 46

ARTICLE V - OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 48

     .01    Standard Benefit Form. . . . . . . . . . . . . . . . . . . . . 48
     .02    Options Available. . . . . . . . . . . . . . . . . . . . . . . 48
            (a)  Life-Only Option. . . . . . . . . . . . . . . . . . . . . 48
            (b)  Joint and Survivorship Options. . . . . . . . . . . . . . 49
            (c)  Guaranteed Period Option. . . . . . . . . . . . . . . . . 49
            (d)  Level Income Option . . . . . . . . . . . . . . . . . . . 49

     .03    Making Elections . . . . . . . . . . . . . . . . . . . . . . . 50
     .04    Lump-Sum Payment . . . . . . . . . . . . . . . . . . . . . . . 52
     .05    Distribution Rules . . . . . . . . . . . . . . . . . . . . . . 53
     .06    Consent to Benefit Commencement. . . . . . . . . . . . . . . . 56

ARTICLE VI - ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . 57

     .01    General. . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
     .02    Committee Operations . . . . . . . . . . . . . . . . . . . . . 57
     .03    Committee Duties and Powers. . . . . . . . . . . . . . . . . . 57
     .04    Reliance . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
     .05    Disqualification . . . . . . . . . . . . . . . . . . . . . . . 58
     .06    Plan Manager . . . . . . . . . . . . . . . . . . . . . . . . . 58
     .07    For the Protection of the Committee and Manager. . . . . . . . 59
     .08    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
     .09    Qualified Domestic Relations Orders. . . . . . . . . . . . . . 59
     .10    Withholding on Distributions . . . . . . . . . . . . . . . . . 60
     .11    Rollover Provisions. . . . . . . . . . . . . . . . . . . . . . 60

ARTICLE VII - EMPLOYERS. . . . . . . . . . . . . . . . . . . . . . . . . . 61

     .01    Current. . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
     .02    New Employers. . . . . . . . . . . . . . . . . . . . . . . . . 61
     .03    Delegation . . . . . . . . . . . . . . . . . . . . . . . . . . 61
     .04    Terminating Participation. . . . . . . . . . . . . . . . . . . 61
     .05    Corporate Changes. . . . . . . . . . . . . . . . . . . . . . . 62

ARTICLE VIII - AMENDMENT OR TERMINATION. . . . . . . . . . . . . . . . . . 63

     .01    Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . 63
     .02    Termination. . . . . . . . . . . . . . . . . . . . . . . . . . 63
     .03    Insufficient Funds and Allocation Thereof. . . . . . . . . . . 66

ARTICLE IX - MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . 68

     .01    Spendthrift. . . . . . . . . . . . . . . . . . . . . . . . . . 68
     .02    No Employment Contract . . . . . . . . . . . . . . . . . . . . 68
     .03    Communications . . . . . . . . . . . . . . . . . . . . . . . . 68
     .04    Employee Data and Verification . . . . . . . . . . . . . . . . 69
     .05    Incompetents . . . . . . . . . . . . . . . . . . . . . . . . . 69
     .06    Presumptions . . . . . . . . . . . . . . . . . . . . . . . . . 69
     .07    Nondiscrimination. . . . . . . . . . . . . . . . . . . . . . . 70
     .08    Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . 70
     .09    Advisors Not Fiduciaries . . . . . . . . . . . . . . . . . . . 70
     .10    Purchase of Annuity Contracts. . . . . . . . . . . . . . . . . 70
     .11    Recovery of Payments Made by Mistake . . . . . . . . . . . . . 71
     .12    Representations Contrary to Plan . . . . . . . . . . . . . . . 71

ARTICLE X - SPECIAL RULES. . . . . . . . . . . . . . . . . . . . . . . . . 72

     .01    Reemployment . . . . . . . . . . . . . . . . . . . . . . . . . 72
     .02    Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . 74
     .03    Military Service . . . . . . . . . . . . . . . . . . . . . . . 75
     .04    Lump-Sum Cash Out. . . . . . . . . . . . . . . . . . . . . . . 76
     .05    Pre- and Post-Plan Termination Restrictions. . . . . . . . . . 80
     .06    Absolute Limitation. . . . . . . . . . . . . . . . . . . . . . 81
            (a)  Definitions . . . . . . . . . . . . . . . . . . . . . . . 81
            (b)  Collective Treatment. . . . . . . . . . . . . . . . . . . 91
            (c)  Annual Benefit Limit. . . . . . . . . . . . . . . . . . . 91
            (d)  Overall Limit . . . . . . . . . . . . . . . . . . . . . . 92
            (e)  Special Rules Applicable to Computation of Overall Limit. 93
     .07    Claims and Appeals Procedures. . . . . . . . . . . . . . . . . 94
     .08    Plan Mergers . . . . . . . . . . . . . . . . . . . . . . . . . 94
     .09    Special Transfer or Reemployment Situations. . . . . . . . . . 95
     .10    Employment Past Normal Retirement Date and Return to . . . . . 96
            Active Employment
     .11    Top-Heavy Requirements . . . . . . . . . . . . . . . . . . . . 98
     .12    Sales, Transfers and Other Dispositions. . . . . . . . . . . . 99

ARTICLE XI - COORDINATION WITH PREDECESSOR PLANS . . . . . . . . . . . . . 101

     .01    General. . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
     .02    Predecessor Plans Frozen as of April 30, 1986. . . . . . . . . 101
     .03    Marion Power Shovel. . . . . . . . . . . . . . . . . . . . . . 103
     .04    McGraw-Edison Companies. . . . . . . . . . . . . . . . . . . . 107
     .05    Waukesha Engine Division . . . . . . . . . . . . . . . . . . . 108
     .06    Reliance Insurance Company . . . . . . . . . . . . . . . . . . 109
     .07    International-Hough Division . . . . . . . . . . . . . . . . . 110
     .08    Galino: Power Transmission: And Electra Motors Service
            Coordination Frozen as of 5/1/86 . . . . . . . . . . . . . . . 110
     .09    Jeffrey Benefit Frozen as of 5/1/86. . . . . . . . . . . . . . 112
     .10    Pilot Retirement Provisions. . . . . . . . . . . . . . . . . . 113
     .11    Bay State Abrasives. . . . . . . . . . . . . . . . . . . . . . 116
     .12    Dresser-Rand Company, Acquisition of Machinery Repair
            Division, Boston, Massachusetts. . . . . . . . . . . . . . . . 116
     .13    Acquisition of Norris City Operation . . . . . . . . . . . . . 117
     .14    Acquisition of Baker Hughes Tool Diamond
            Products Company . . . . . . . . . . . . . . . . . . . . . . . 118
     .15    Early Retirement Factors for Predecessor Plan Benefits
            Components . . . . . . . . . . . . . . . . . . . . . . . . . . 118

ARTICLE XII - JOINT VENTURES AND SALES . . . . . . . . . . . . . . . . . . 122

     .01    Ideco Joint Venture. . . . . . . . . . . . . . . . . . . . . . 122
     .02    M-I Drilling Fluids Co.. . . . . . . . . . . . . . . . . . . . 123
     .03    Dresser-Rand Company . . . . . . . . . . . . . . . . . . . . . 125
     .04    Kongsberg Dresser Power, Inc.. . . . . . . . . . . . . . . . . 127
     .05    Western Atlas. . . . . . . . . . . . . . . . . . . . . . . . . 128
     .06    Swaco Geolograh. . . . . . . . . . . . . . . . . . . . . . . . 130
     .07    B-J Titan. . . . . . . . . . . . . . . . . . . . . . . . . . . 133
     .08    Dresser Leasing Sale . . . . . . . . . . . . . . . . . . . . . 134
     .09    Reliance Standard Life . . . . . . . . . . . . . . . . . . . . 135
     .10    Bay State Abrasives/General Abrasive Divestiture . . . . . . . 136
     .11    Komatsu Dresser Company. . . . . . . . . . . . . . . . . . . . 136
     .12    Leroi Sale . . . . . . . . . . . . . . . . . . . . . . . . . . 138
     .13    Environmental Products Sale. . . . . . . . . . . . . . . . . . 139

                                    EXHIBIT A
     List of Current Employer Corporations Under Section 7.01. . . . . . . 140

                           PREAMBLE:  EFFECTIVE DATES

     Dresser Industries, Inc. hereby adopts and publishes a restatement of the Dresser Industries, Inc. Consolidated Salaried Retirement Plan (the "Plan"), as amended effective May 1, 1989, except where otherwise noted, as herein set forth and as it may be amended from time to time. This is a pension plan for those of its salaried employees who perform services in or for its operations within the United States of America and certain U.S. citizens and residents employed abroad. Any person whose benefit amount was determined under a previous version of this Plan shall continue to have benefits computed under such previous version, without regard to whether benefit payments have actually commenced as of the Effective Date.

     Any terms used herein in a particular gender or number shall, unless the context clearly indicates otherwise, be construed to include other genders or numbers.

                             ARTICLE I - DEFINITIONS

     The following words and phrases used herein shall have the following meaning unless a different meaning is clearly required by the context.

1.01 "Accrued Benefit" shall mean, as of any date, the benefit to which the Participant would be entitled in the form of a single life annuity at his Normal Retirement Date were he to retire or incur a Severance from Service Date on the date in question and be fully vested. Provided, however, the Accrued Benefit shall be limited as provided in Section 4.11 of this Plan. Further provided, if the Participant is an Employee after his Normal Retirement Age, his Accrued Benefit shall be the benefit to which the Participant would be entitled in the form of a single life annuity if he were to retire on the date in question.

1.02 "Actuarial (or Actuarially) Equivalent", when used with respect to a specified benefit payable in a form other than a lump-sum provided for in
       Section 10.04, the amount of benefit of a different type or payable from a different age which can be provided at the same cost as such specified benefit (including any survivor benefits related thereto), using an interest rate assumption of 5% per annum and unisex mortality rates derived from the 1971 Group Annuity Mortality Table weighted 90% male and 10% female as to active and retired Participants. Solely for the purpose of defining Actuarial Equivalent for lump-sum calculations, factors stated in Section 10.04 shall apply. Section 1.42 defines Actuarial Equivalent for purposes of calculations related to Qualified Domestic Relations Orders.

1.03 "Actuary" shall mean the actuary or actuarial firm or firms used by the Company or an Insurer hereunder to compute contributions and values under this Plan. The Actuary shall be an Enrolled Actuary within the meaning of ERISA.

1.04 "Age" shall mean a person's age on the most recent anniversary of his birth. For this purpose, February 28 is deemed the anniversary of February 29 each year that is not a leap year. This definition of Age is intended only for use when determining eligibility for normal and early retirement, as well as spouse's death benefits. However, for computing Actuarial Equivalence and to determine early retirement reduction factors, exact age in years and months is calculated.

1.05   "Annuity Starting Date" means:

       (a) the first day of the first period for which a benefit is payable as an annuity,

       (b) in the case of a benefit not payable in the form of an annuity, the first day on which the events have occurred which entitle the Participant to such benefit, or

       (c) where a benefit is to be received by reason of Total Disability, the first day of the first period for which a benefit is to be received by reason of disability shall be treated as the Annuity Starting Date only if such benefit is not an auxiliary benefit. An auxiliary benefit is a benefit as defined in Section 1.401(a)-20 Q&A 10(c)(1) of the regulations under the Code.

1.06 "Associated Company" shall mean any corporation which is a member of a controlled group of corporations (within the meaning of section 414(b) of the Code) which includes the Company, any trade or business under common control (within the meaning of section 414(c) of the Code) and on or after May 1, 1983 shall include any organization which is a member of an affiliated service group (within the meaning of section 414(m) of the Code) and any other entity required to be aggregated with the Company under section 414(o).

1.07 "Beneficiary" shall mean the person or persons last designated by the Participant in writing to the Manager or his appointee to receive any death benefits that may become payable hereunder. If no such designation is made, Beneficiary shall mean the person or persons entitled to receive the proceeds of the principal group life insurance program maintained for the Participant by his Employer. If a Beneficiary is no longer living when death benefits would otherwise become payable to him, they shall be paid to any alternate Beneficiary designated as above by the Participant. Where no designated or deemed Beneficiary is alive on the date for payment of death benefits, they shall be paid as described in Section 9.06. As to a married Participant or unless otherwise required under a Qualified Domestic Relations Order, the Beneficiary shall be the spouse of the Participant on the earlier of the Annuity Starting Date or the date of death unless the Participant has elected a non-spouse Beneficiary with written spousal consent as witnessed by a Plan representative or Notary Public and provided on the form and in the manner prescribed by the Company.

1.08   "Board" shall mean the Board of Directors of the Company.

1.09 "Code" shall mean the Internal Revenue Code of 1986 and any amendments thereto.

1.10   "Committee" shall mean the Employee Benefits Committee of the Company.

1.11   "Company" shall mean Dresser Industries, Inc.

1.12 "Compensation" shall mean for any calendar year an Employee's base salary, overtime, gain sharing payment, profit sharing payment, non-deferred incentive awards, special awards, or bonuses ("Bonus") accrued for the Fiscal Year ending in that calendar year, foreign service allowance, severance pay received while on a leave of absence, and amounts received under the Short Term Deferred Compensation Plan, as these items are reported on such Employee's W-2 for that calendar year (or in the case of non-deferred Bonus, will be so reported for the following calendar year), and shall include amounts contributed for that calendar year by an Employer on behalf of an Employee pursuant to a salary reduction agreement for qualified benefits under a cafeteria plan described in section 125 of the Code or as a deferral under a cash or deferred arrangement described in section 401(k) of the Code. For these purposes, an Employee's earnings shall include salary or other items paid (or Bonus accrued) by any and all Employers except that earnings shall not include any amounts attributable to the exercise of any option under any Company stock option plan, any amounts paid under a Dresser performance unit/share plan or incentive stock unit plan, or any amounts received as cash pay attributable to any "BenefitsPay" credits under the Dresser Industries, Inc. BenefitsPay program.

       Effective January 1, 1992, for periods after December 31, 1991, Compensation shall include the Bonus in the calendar year in which paid, rather than the Bonus accrued for the Fiscal Year ending in the calendar year for which Compensation is being determined.

       In addition to other applicable limitations which may be set forth in the Plan and notwithstanding any other contrary provision of the Plan, Compensation taken into account under the Plan for the Plan Year beginning May 1, 1989 shall not exceed $200,000 for the 1989 calendar year and any prior calendar year if such calendar year Compensation is used to determine the Accrued Benefit after April 30, 1989. Each calendar year of Compensation taken into account in calculating Final Average Monthly Earnings in Plan Years beginning on or after May 1, 1990, shall be adjusted for changes in the cost of living after 1989 as provided in section 415(d) of the Code. If any Plan Year contains fewer than twelve (12) calendar months, the $200,000 or the adjusted limit is an amount equal to the compensation limit in effect on the first day of the calendar year in which a plan year begins (or with which a plan year may correspond, if the plan year is changed) multiplied by the ratio obtained by dividing the number of full months in the short period by twelve (12).

       If an Employee accepts employment directly from the Company with an employer that is a joint venture between the Company and one or more other companies and such former Employee returns to the Company as an Employee, then components of such Employee's compensation from the joint venture that are analogous to components of Compensation under this Plan shall be considered Compensation under this Plan.

1.13 "Continuous Service" shall mean, except as it may be modified by Articles XI and XII:

       (a) for periods before May 1, 1976, continuous, uninterrupted time as an employee (including time while participation is suspended or while on leave of absence), or as then provided in Section 10.03 regarding military service, from original date of hire, with an Employer and any Related Entity, or any predecessor thereof, as reflected on Company records, plus

       (b) for periods after April 30, 1976, Periods of Service beginning with the Employment Commencement Date or May 1, 1976, whichever is later and ending on his Severance from Service Date (see also Section
            10.01 for special rules in cases of reemployment); plus


       (c) service with an Associated Company and, on or after May 1, 1984, service as a Leased Employee.

1.14 "Covered Compensation" shall mean for any calendar year, one-twelfth of the average (without indexing) of the Social Security Wage Base in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age, rounded to the nearest $600, as shown in regulations published by the Internal Revenue Service. In determining a Participant's Covered Compensation for any calendar year, the Social Security Wage Base in effect for the current calendar year and any subsequent calendar year will be assumed to be the same as that in effect as of the beginning of the calendar year for which the determination is being made. A Participant's Covered Compensation for a calendar year ending before the 35-year period ending with the last day of the calendar year in which the Participant attains his or her Social Security Retirement Age is based on a projection of the Social Security Wage Base in effect as of the beginning of the calendar year. A Participant's Covered Compensation for any calendar year after such 35-year period is the Participant's Covered Compensation for the calendar year during which the Participant attained his or her Social Security Retirement Age. Therefore, Covered Compensation does not change after the Participant attains his or her Social Security Retirement Age. For any Participant to whom subsection (a)(6) of Section 1.45 applies or for any Participant who becomes eligible to receive a monthly disability pension as provided by Section 4.04, the calendar year of the determination of Covered Compensation shall be the last calendar year in which the Participant received compensation from the Employer. Therefore, such Covered Compensation for such calendar year shall include the Social Security Wage Base in effect as of the beginning of the last calendar year in which the Participant received compensation from the Employer for such last calendar year and for each subsequent calendar year until the end of the 35-year period.

1.15 "Credited Service" shall mean, except as it may be modified by Articles XI and XII, the Continuous Service of an Employee excluding the following:

       (a) Continuous Service prior to the date participation in the Prior Plan or any Predecessor Plan or Previous Plan actually began, if such participation did not begin on the earliest date such participation could have begun, due to action or inaction by the Employee, including an Employee's being eligible but declining to contribute to the Prior Plan;

       (b) Continuous Service before May 1, 1986, if the Participant was not participating in the Prior Plan as of April 30, 1986, because he was eligible to, but declined to participate in the Prior Plan.

       (c) Continuous Service with a predecessor prior to the date of acquisition if after March 1, 1972 by the Company or Related Entity, or if later, except as otherwise provided in the Plan, the date employees of operations so acquired are first granted the right to participate in this Plan;

       (d) Continuous Service after becoming a Participant, during the time when a Participant is on an authorized leave of absence commencing prior to March 1, 1986 or on layoff, or is otherwise suspended from participation under Section 10.02;

       (e) Continuous Service after becoming a Participant, attributable to the part of any authorized leave of absence that commences after February 28, 1986 that is in excess of 12 months.

       (f) Continuous Service prior to becoming an Employee, in the case of an individual changing his status ineligible employee to Employee, as provided in Section 4.09(a).

       (g)  Continuous Service after attainment of Age 65 and prior to May 1,
            1986.

       (h) Continuous Service after Age 60 and before Age 65 if such service was before May 1, 1986.

1.16 "Early Retirement Date" shall mean the first day of the first month following the month in which a Participant, Age 55 or over but not yet having attained Age 65, and having met the service requirements for early retirement benefits set out in Section 4.02, has a Severance from Service Date.

1.17   "Effective Date" shall mean May 1, 1989.

1.18 "Employee" shall mean any person employed by an Employer, who is not (a) compensated strictly on an hourly basis, (b) a nonresident alien, (c) employed by an operation located in Puerto Rico, or (d) in a unit of employees covered by a collective bargaining agreement unless such collective bargaining agreement specifically provides for participation in this Plan, but shall include U.S. citizens, and resident aliens employed by domestic subsidiaries or by foreign subsidiaries with respect to which the Company has entered into appropriate agreements under section 3121 of the Code (covering such employees for Social Security purposes), provided other nongovernmental retirement benefits are not being provided by any other employer for such person for such service, all as provided in section 406 or 407 of the Code (whichever may be applicable). Effective for services performed after December 31, 1986, notwithstanding any other provisions of the Plan, for purposes of the pension requirements of section 414(n)(3) of the Code, Employees shall include Leased Employees. Notwithstanding the foregoing, if such Leased Employees constitute less than twenty percent (20%) of the non-highly compensated work force of the Company and Associated Company(ies) within the meaning of section 414(n)(5)(C)(ii) of the Code, the term "Employee" shall not include those Leased Employees covered by a plan described in section 414(n)(5) of the Code unless otherwise provided by the terms of the Plan.

1.19 "Employer" shall mean the Company and each other corporation that joins this Plan and sponsors it for some or all of its Employees.

1.20 "Employment Commencement Date" shall mean the date on which the Employee first performs an Hour of Service for an Employer, Related Entity or any predecessor thereof, as reflected on company records.

1.21 "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and all amendments thereto.

1.22 "Final Average Monthly Earnings" shall mean the highest total Compensation of a Participant for any five consecutive complete calendar years out of the last ten consecutive complete calendar years of active employment prior to a Participant's Severance from Service Date that such Participant was a Participant in this Plan or in a Prior Plan (but not in a Predecessor Plan) divided by 60. For any Participant with less than five consecutive complete calendar years of employment with an

       Employer, the total Compensation shall be divided by the number of months and fractional parts of a month in the period of employment to determine the Final Average Monthly Earnings as of the Severance from Service Date. For determining an Accrued Benefit as of any date, other than a Severance from Service Date (e.g., a date at which the Plan benefit formula changed), for which a Participant has less than five consecutive complete calendar years of employment under this Plan, Compensation shall be adjusted to include, if necessary, a one-twelfth pro rata portion of the first and last calendar year of Compensation in the calculation period multiplied by the number of completed months in the first and last calendar years in the calculation period, rather than determining the sum of the actual monthly Compensation for the period of employment used in the calculation.

       Effective January 1, 1991, for any Participant with a Severance From Service Date on and after January 1, 1991, the determination of Final Average Monthly Earnings shall also include Compensation of a Participant from January 1 to the Severance from Service Date of the calendar year in which the Severance from Service Date occurs. This period shall be deemed to be an eleventh complete calendar year. Therefore, the Final Average Monthly Earnings shall mean, in effect, the highest total Compensation for any five consecutive complete calendar years out of the last eleven consecutive complete calendar years of active employment prior to a Participant's Severance from Service Date.

1.23 "Fiscal Year" shall mean, in the case of each Employer, the accounting year, for tax purposes, of that Employer.

1.24 "Hour of Service" means each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer, and all other hours required to be counted under Department of Labor regulation section 2530.200b-2.

1.25 "Insurer" shall mean any insurance company that is or may be used to fund some or all benefits hereunder, and/or to issue annuities for payment of benefits.

1.26 "Interest" shall mean, for periods prior to May 1, 1988, interest compounded annually at 5%; provided, however, if interest at a lesser rate was provided in a Prior Plan or any Predecessor or Previous Plan or under any insurance contract, such lower rate shall be used for periods provided in such Plans or contracts as to contributions thereunder. For periods on or after May 1, 1988, interest shall be compounded annually at the rate of 120% of the Federal mid-term rate (as in effect under section 1274 of the Code.)

1.27 "Leased Employee" shall mean any person who performs service for the Company and Associated Companies on a substantially full-time basis for at least one year pursuant to an agreement with a leasing organization, unless such services are not of a type historically performed by Employees in the Employer's line of business or are performed on a temporary project with an ascertainable termination date under circumstances in which it is not customary to hire permanent Employees. A Leased Employee within the meaning of section 414(n)(2) of the Code shall become a Participant in, or accrue benefits under, the Plan based on service as a Leased Employee only as provided in provisions of the Plan other than this Section 1.27.

1.28 "Manager" shall mean the individual employee of the Company from time to time designated by the Committee to perform routine administration of the Plan under Section 6.06.

1.29   "Named Fiduciary" shall mean the Company, for purposes of ERISA.

1.30 "Normal Retirement Age" shall mean effective May 1, 1988, the date the Participant has both attained Age 65 and either accrued five (5) years of Vesting Service or reached the fifth anniversary of participation in the Plan, at which time such Participant shall have a fully vested interest in his Accrued Benefit.

1.31 "Normal Retirement Date" shall mean the first day of the month coincident with or next following the date the Participant shall attain the Normal Retirement Age.

1.32 "Participant" shall mean any Employee, except a Leased Employee, of an Employer who participates herein.

1.33 "Period of Absence" shall mean the period of time commencing with the start of an Employee's absence from service for any reason other than a quit, discharge, retirement, death, or Total Disability and ending with the earlier of his Severance from Service Date or the first subsequent date on which he performs an Hour of Service for an Employer.

1.34 "Period of Service" shall mean a period of service commencing on the Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable and ending on his Severance from Service Date. Where an Employee has more than one Period of Service, they shall be aggregated. However, see the exceptions provided in Section 10.01 for certain reemployment situations.

1.35 "Period of Severance" shall mean the period of time commencing on the Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service.

1.36 "Permitted Percentage" shall mean the percentage applied to the Participant's Final Average Monthly Earnings in excess of Covered Compensation in order to determine the Participant's monthly pension as described in Section 4.01. The Permitted Percentage varies based on the Participant's Social Security Retirement Age. If the Social Security Retirement Age is 65, the Permitted Percentage is .75%; if Age 66, .70%; if Age 67, .65%.

1.37 "Plan" shall mean the Dresser Industries, Inc. Consolidated Salaried Retirement Plan.

1.38   "Plan Year" shall mean the year ending April 30.

1.39 "Predecessor Plan" shall mean any qualified retirement plan that covered employees of operations acquired on or after March 1, 1972, by the Company, or a domestic subsidiary thereof, as in effect on the date of acquisition, the participants of which are eligible to participate in this Plan to the extent provided in Article XI. Plan provisions that relate to Predecessor Plans are provided for in Article XI.

1.40 "Previous Plan" shall mean any qualified retirement plan that covered employees of operations acquired before March 1, 1972, by the Company, as in effect on the date of acquisition, once such plan was amended and restated into a Prior Plan.

1.41 "Prior Plan" shall mean the Dresser Industries, Inc. Retirement Income Plan Under ERISA as amended and restated most recently, effective May 1, 1984 including all amendments thereto, or the Dresser Industries, Inc. Retirement Income Plan as it existed April 30, 1976.

1.42 "Qualified Domestic Relations Order" shall mean any judgment, decree or order pursuant to a state domestic relations or community property law which relates to the provision of child support or marital property rights, which creates or recognizes the existence of an alternate payee's right to (or assigns to an alternate payee the right to) receive all or part of a Participant's Accrued Benefit, and meets the requirements of
       (a) and (b) below, as interpreted in accordance with section 414(p) of the Code:

       (a)  Such order specifies:

            (1) the name and last known mailing address of the Participant and each alternate payee;

            (2) the amount or the percentage of the Participant's accrued benefit to be paid to each alternate payee, or the manner in which such amount or percentage is to be determined;

            (3)  the number of payments or period to which the order applies;

            (4)  each plan to which such order applies.

       (b)  Such order does not require the Plan to:

            (1) provide any type or form of benefit or option not otherwise provided under the Plan;

            (2)  provide increased benefits; or

            (3) pay to an alternate payee amounts required to be paid to another alternate payee under a prior Qualified Domestic Relations Order.

            Solely for the purpose of determining the portion of the Participant's benefit to be allocated to the alternate payee, for calculations as of a date on or after May 1, 1989 Actuarial Equivalent calculations shall be based on the assumed interest rate and assumed mortality rates described in the third paragraph of
            Section 10.04, which are used to determine the single sum value of certain nonforfeitable accrued benefits. For all other purposes relating to both the Participant's and alternate payee's benefit, Actuarial Equivalencies shall be as defined in Section 1.02.

            In no event shall the Actuarial Equivalent present value of all benefits payable to all parties under a qualified order exceed the Actuarial Equivalent present value of the Accrued Benefits of the Participant otherwise payable under this Plan.

1.43 "Reemployment Commencement Date" shall mean the first date during, and hence ending, a Period of Severance, on which the Employee performs an Hour of Service for an Employer.

1.44 "Related Entity" shall mean each domestic or foreign corporation, partnership, joint venture or other business organization, other than an Employer, in which Dresser Industries, Inc., has, either directly or indirectly, a substantial ownership interest.

1.45   "Severance from Service Date" shall mean, except as otherwise provided in
       Section 10.12 and Article 12:

       (a) the earliest of the date on which an Employee: (1) quits; (2) retires; (3) is discharged; (4) dies; (5) in the case of a Period of Absence other than one described in (6) below, reaches the first anniversary of the first date of a Period of Absence, if without pay, or if later, the last day in a Period of Absence for which Compensation is actually paid; or (6) in the case of a Period of Absence due to an authorized leave of absence commencing after February 28, 1986, the last day of such authorized leave of absence; provided, however, that

       (b) for absences from work for maternity or paternity reasons solely for purposes of Section 10.01, Severance from Service Date shall mean the second anniversary of the first date of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons shall mean an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

       A Severance from Service Date shall also occur under certain circumstances described in Section 4.04 covering Disability Benefits.

1.46 "Social Security Pension" shall mean the amount of primary retirement benefits under the Social Security Act, as well as the amount of retirement benefits under the Canada Pension Plan, Quebec Pension Plan and (Canadian) Old Age Security Act (or any replacement legislation), to which a Participant is, was, or will be entitled (without consideration of the excess earnings deduction) upon proper application at his attainment of Age 65, computed in case of retirement on or after attainment of Age 65 as the benefit payable on the basis of law in effect at actual retirement age and (i) in case of a Severance from Service Date prior to attainment of Age 65, (ii) in the case of a Participant who becomes eligible to receive a monthly disability pension as provided in
       Section 4.04 or (iii) in the case of a Participant to whom subsection
       (a)(6) of Section 1.45 applies, on the basis of the law in effect as of the last date the Participant receives compensation, but assuming that he will continue to receive until his attainment of Age 65 compensation which would be treated as wages under the respective legislative provisions at the same rate as he was receiving such compensation in the last full calendar year in which he was actively rendering services to his Employer. The Employer may use an estimated salary history for any preemployment periods for which it does not have actual salary information for a Participant, provided that all of the following rules are satisfied:

       (a) The estimation is made by applying the actual change in the average wages from year to year as determined by the Social Security Administration.

       (b) Notice is given to each Participant (1) of his right to supply his actual salary history and of the financial consequences of failing to supply such history and (2) that the Participant can obtain his actual salary history from the Social Security Administration.

       (c) Notice is provided that the benefit for a Participant who supplies documentation of his actual salary history will be adjusted to reflect the recomputed offset based on that history (although post-separation earnings will still be projected for Participants who retire or separate from service prior to attainment of Age 65).
            Such documentation must be provided no later than one year after the later of the date of separation from service (by retirement or otherwise) and the time when the Participant is notified of the benefit to which he or she is entitled.

1.47 "Social Security Retirement Age" shall mean Age 65 if the Participant was born before January 1, 1938; Age 66 if the Participant was born after December 31, 1937 but before January 1, 1955; and Age 67 if the Participant was born after December 31, 1954, as provided under Code section 401(1)(5)(D)(iii) and regulations thereunder.

1.48   "Total Disability" or "Totally Disabled" shall mean

       (a) in the first 24 months of a period of Total Disability, the inability of any Employee as a direct result of disease, pregnancy related condition or injury to perform the material duties of his or her own occupation; except that if he or she starts work at a reasonable occupation he or she will no longer be deemed Totally Disabled.

       (b) after the first 24 months of a period of Total Disability, the inability of an Employee as a direct result of disease, pregnancy related condition or injury to perform the duties of any reasonable occupation.

            For purposes of this Section, a reasonable occupation shall mean any gainful activity for which the Employee is, or may reasonably become suited, by education, training or experience, but excluding work under an approved rehabilitation program or a partial disability employment program.

            The Committee shall make the determination of Total Disability upon consideration of medical evidence submitted to it (which shall include or consist of the report of a licensed physician retained by the Company).

            The Committee may accept, as evidence of Total Disability and the continuation of Total Disability, payment of long-term disability benefits under a group insurance or welfare plan sponsored by the Employer of the Employee. An individual will cease to be Totally Disabled when and if (prior to the date on which the Employee would terminate long-term disability benefits under the group insurance program for which the Employee is eligible, whether or not the Employee actually participated in such program) the Committee determines (as described above) that the Employee's condition has changed so that the Employee is capable of performing the duties of a position as described in (a) or (b) above.

1.49 "Trust" shall mean the trust agreement between the Company and The Northern Trust Company, Chicago, Illinois, as Trustee, dated the first day of July, 1977 and entitled the "DRESSER INDUSTRIES, INC. MASTER RETIREMENT TRUST AGREEMENT", as may be amended from time to time, and any additional or successor trust agreement utilized as a funding media for this Plan.

1.50   "Trust Fund" shall mean funds held pursuant to the Trust.

1.51 "Vesting Service" shall mean Continuous Service except that there shall be excluded (a) any leave of absence prior to May 1, 1976, (b) any service during which the Participant was eligible but declined to contribute to the Prior Plan, and (c) any service prior to becoming a participant in the Prior, Previous or Predecessor Plans, where such participation did not begin when the person was first eligible to join. See also Section 10.01 for special rules in cases of reemployment.

                           ARTICLE II - PARTICIPATION

SECTION 2.01. MEMBERS. Employees who were Participants in this Plan immediately before this amendment and restatement of the Plan as of May 1, 1989, shall continue to be Participants in the Plan as long as they continue to meet all of the other requirements to be a Participant. Each other Employee, except a Leased Employee, shall begin participation in this Plan on the first day of the first month on which he shall have satisfied all of the following requirements:

     (a) He shall be then actively employed by an Employer in a business unit not excluded by the Employer,

     (b)  He shall have completed at least one year of Continuous Service.

     (c) He is not a resident alien actively participating in another pension plan sponsored by an Employer or a Related Entity.

Provided, however, Employees who were hired on and after August 1, 1983 and prior to May 1, 1988, and who had attained Age 60 as of their Employment Commencement Date became eligible to participate effective May 1, 1988 if such Employees had not had a Severance from Service Date on or before May 1, 1988. Prior to May 1, 1988, such Employees were not eligible to participate in the Plan.

                           ARTICLE III - CONTRIBUTIONS

SECTION 3.01. EMPLOYER CONTRIBUTIONS. Each Employer shall periodically contribute to the Trust Fund amounts determined by the Company, on the basis of periodic reports of studies made by the Actuary, to be necessary and appropriate to fund the normal and past service liabilities of the benefits to be provided to Employees of that Employer under this Plan. This shall be the funding policy of the Company. Employer contributions shall be made in amounts sufficient but not limited to the amount necessary to satisfy the minimum funding standards of ERISA unless a waiver of such requirements has been granted under ERISA. The obligation to make Employer contributions is not contractual, and is specifically subject to amendment or termination, as provided in Sections 8.01 and 8.02. Employer contributions shall be paid over to the Insurer or Trust Fund at such times as may appear practicable and appropriate to the Company, in keeping with the purposes of the Plan and the requirements of ERISA. Funds and investments of the Plan may be subject to direction and control by the Pension Investment Committee of the Company.

SECTION 3.02. PARTICIPANT CONTRIBUTIONS. No Participant shall be required or permitted to make contributions under this Plan.

SECTION 3.03. REFUND OF NONDEDUCTIBLE EMPLOYER CONTRIBUTIONS. Notwithstanding anything to the contrary:

     (a) any contribution made to the Plan by the Employer by a mistake of fact shall be returned to the Employer without interest but reduced by any investment loss attributable thereto, as soon as practicably possible following discovery of the mistake, but not later than one year after the discovery of the mistake;

     (b) all contributions made to the Plan by the Employer are conditioned upon qualification of the Plan under the Code and, if the Plan receives an adverse determination with respect to its request for qualification, then all contributions shall be returned to the Employer without interest but reduced by any investment loss attributable thereto, within one year after such determination, but only if application for the determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe; and

     (c) each contribution made to the Plan by the Employer is conditioned upon the current deductibility of the contribution under section 404 of the Code and, to the extent the deduction is not allowed for the year claimed, the contribution shall be returned to the Employer (to the extent disallowed), without interest but reduced by any investment loss attributable thereto, as soon as practicably possible following disallowance of the deduction, but not later than one year after disallowance.

                              ARTICLE IV - BENEFITS

SECTION 4.01. NORMAL RETIREMENT. Each Participant shall have a nonforfeitable interest in the Accrued Benefit upon reaching Normal Retirement Age. Subject to the minimum benefit stated in the last paragraph of this Section 4.01, such Participant shall upon reaching the Normal Retirement Date be entitled to receive a basic monthly pension that, in the Life-Only benefit form, is equal to the sum of the benefits provided in subsection (a) plus the greater of the benefit provided in subsections (b)(1) plus (c)(1), or subsections (b)(2) plus
(c)(2), with that result reduced by the benefit described in subsection (d), as follows:

     (a) For any Employee who is a Participant on or after December 1, 1990, as to Credited Service attributable to Periods of Service on and after December 1, 1990, the sum of (i) .85% of the Participant's Final Average Monthly Earnings and (ii) the Permitted Percentage of the Participant's Final Average Monthly Earnings in excess of Covered Compensation multiplied by the Participant's number of years (and fractions thereof, including only completed months) of Credited Service after December 1, 1990, to a maximum total of 35 years of Credited Service for all Periods of Service combined. When determining the maximum to be applied to Credited Service after December 1, 1990, for a Participant who has earned Credited Service before December 1, 1990, the 35 year maximum shall first include all years of Credited Service attributable to Periods of Service prior to December 1, 1990. Therefore, if a Participant has accrued 35 years of service as of December 1, 1990, no additional service shall accrue after December 1, 1990 for benefit calculation purposes.

     (b) On and after May 1, 1989 and prior to December 1, 1990 as to Credited Service attributable to Periods of Service on and after May 1, 1989 and prior to December 1, 1990, (1) and (2) are calculated as follows:

          (1) a benefit determined as described in (a) above of this Section 4.01, but based only on Credited Service attributable to Periods of Service on and after May 1, 1989 and prior to December 1, 1990, subject to the 35 year maximum as described in Section 4.01(a) above.

          (2) a benefit determined according to the provisions of this Plan as in effect on April 30, 1989, but based only on the Final Average Monthly Earnings and the Social Security Pension calculated as of December 1, 1990 (or Severance from Service Date, if earlier) and on Credited Service attributable to Periods of Service on and after May 1, 1989 and prior to December 1, 1990.

               Further provided, for any Participant determined to be a highly compensated Employee within the meaning of section 414(q)(1)(A) or (B) of the Code as of April 30, 1989, only paragraph (1) above of this Section 4.01(b) shall apply. Further provided, for any Participant determined to be a highly compensated Employee as of April 30, 1990, who had not been deemed a highly compensated employee as of April 30, 1989, such Participant's benefit prior to May 1, 1990 shall be determined in the manner described above for any nonhighly compensated employee and only paragraph (1) above of this Section 4.01(b) shall apply as to Periods of Service on and after May 1, 1990. In addition, for any Participant who was not a Plan Participant as of April 30, 1989 and who became a Plan Participant on or after May 1, 1989 and prior to December 1, 1990, such Participant's benefit shall be determined using only subsections (a) and (b)(1) of this Section 4.01; subsections
               (b)(2) and (c) shall not apply to such a Plan Participant.

     (c) For any Participant who was a Plan Participant as of April 30, 1989, as to Credited Service, if any, attributable to Periods of Service prior to April 30, 1989, (1) and (2) are calculated as follows:

          (1) an amount equal to the adjusted accrued benefit as defined below determined as of April 30, 1989 under the terms of the Plan as in effect on April 30, 1989 but based on the Final Average Monthly Earnings and the Social Security Pension calculated as of April 30, 1989, with the resulting adjusted accrued benefit multiplied by the ratio than 1 (one)) of Final Average Monthly Earnings computed at the Severance from Service Date divided by Final Average Monthly Earnings computed as of April 30, 1989. For this purpose, the adjusted accrued benefit is determined in all aspects according to the terms of the Plan as in effect on April 30, 1989, except for the following modifications:

               (A) For Credited Service between May 1, 1986 and May 1, 1989, 1.43% instead of 1.50% shall be multiplied times the Participant's April 30, 1989 monthly Social Security Pension.

                    The percentage of the Participant's April 30, 1989 Final Average Monthly Earnings shall remain 1.50%.

               (B) For Credited Service prior to May 1, 1986, 1.59% instead of 1-2/3% shall be multiplied times the Participant's April 30, 1989 monthly Social Security Pension. The percentage of the Participant's April 30, 1989 Final Average Monthly Earnings shall remain 2.0%.

               (C) In particular, the amount of pension provided for a Participant's Continuous Service prior to the merger of a Predecessor Plan into the Prior Plan or this Plan or the offset of Predecessor Plan benefits from this Plan, shall be the amount of pension as defined in Article XI of this Plan with respect to each Predecessor Plan.

                    Further provided, the maximum offset allowed in paragraph (l)(A) or (l)(B) above for the Social Security Pension shall be 50% of the Final Average Earnings portion of the benefit amount determined in paragraph (l)(A) or (l)(B) above without regard to the offset for the Social Security Pension.

          (2) a benefit determined according to the provisions of this Plan as in effect on April 30, 1989, but based on the Final Average Monthly Earnings and the Social Security Pension calculated as of December 1, 1990 (or Severance from Service Date, if earlier) and on Credited Service attributable to Periods of Service prior to May 1,

               1989. Further provided, for any Participant determined to be a highly compensated Employee within the meaning of section 414(q)(1)(A) or (B) of the Code as of April 30, 1989, only paragraph (1) above of this Section 4.01(c) shall apply.

               Further provided, for any Participant determined to be a highly compensated Employee as of April 30, 1990, who had not been deemed a highly compensated employee as of April 30, 1989, such Participant's benefit prior to May 1, 1990 shall be determined in the manner described above for any nonhighly compensated employee and only paragraph (1) above of this Section 4.01(c) shall apply as to Periods of Service on and after May 1, 1990.

     (d) Monthly amounts, if any, that an insurance company became obligated to pay the Participant, measured in the form of a Life-Only benefit with a modified cash refund feature where applicable, upon attainment of Normal Retirement Date under the terms of any annuity contract or, contracts that were (i) purchased upon the termination of the Dresser Industries, Inc. Retirement Income Plan Under ERISA or (ii) purchased upon the termination of the Dresser Industries, Inc. Retirement Income Plan for Salaried Employees of Marion Power Shovel Division on April 30, 1986 with respect to benefits accrued under such plans as of April 30, 1986, or (iii) purchased from any other insurer to provide benefits under the Prior Plan.

          Notwithstanding any other provisions of this Section 4.01, a Participant shall not be entitled to an amount under subsections (b)(2) plus (c)(2) for

     Credited Service up to December 1, 1990 which exceeds the amount that would have been calculated if only subsections (a) and (b) of subsection 4.01 of this Plan as in effect on April 30, 1989 were applicable and respective periods of credited service under the Predecessor Plan had been considered respective periods of Credited Service under this Plan up to December 1, 1990. For the purpose of this maximum benefit calculation, respective periods of credited service under the Predecessor Plan shall be deemed to be respective periods of Credited Service under this Plan.

          Notwithstanding any other provisions of this Section 4.01, the maximum monthly amount determined under the sum of subsections (b)(2) and (c)(2) above for Credited Service up to December 1, 1990 as measured under the Life-only benefit form shall be 2% of a Participant's Final Average Monthly Earnings less 1-2/3% of the monthly Social Security Pension, multiplied by the number of years (and fractions thereof for completed months) of Credited Service accrued prior to December 1, 1990, to a maximum of 30.
     For the purpose of this maximum benefit calculation, respective periods of credited service under the Predecessor Plan shall be deemed to be respective periods of Credited Service under this Plan.

          Notwithstanding any other provisions of this Section 4.01, a Participant who was covered by a Predecessor Plan shall not be entitled to an adjusted accrued benefit determined under subsection (c)(l) for Credited Service up to May 1, 1989 which exceeds the sum of (i) and (ii); where (i) equals, for Periods of Service prior to May 1, 1986, 2% of a Participant's Final Average Monthly Earnings as of April 30, 1989 less 1.59% of the monthly April 30, 1989 Social Security Pension multiplied by the number of years (and fractions thereof for completed months) of Credited Service accrued prior to May 1, 1986 to a maximum of 30, and multiplied by the ratio (not less than 1 (one)) of Final Average Monthly Earnings computed at Severance from Service Date divided by Final Average Monthly Earnings computed as of April 30, 1989, and (ii) equals, for Periods of Service between May 1, 1986 and May 1, 1989, 1.5% of Participant's Final Average Monthly Earnings as of April 30, 1989 less 1.43% of the monthly April 30, 1989 Social Security Pension multiplied by the number of years (and fractions thereof for completed months) of Credited Service accrued between May 1, 1986 and May 1, 1989 to a maximum of 35 years applied to all combined years of Credited Service accrued prior to May 1, 1989, including Credited Service prior to May 1, 1986 and multiplied by the ratio (not less than 1 (one)) of Final Average Monthly Earnings computed at Severance from Service Date divided by Final Average Monthly Earnings computed as of April 30, 1989. For the purpose of this maximum adjusted accrued benefit calculation, credited service under the Predecessor Plan shall be deemed to be Credited Service under this Plan.

          Notwithstanding any other provisions of this Section 4.01, the maximum adjusted accrued benefit determined under subsection (c)(1) above for Credited Service up to May 1, 1989 as measured under the Life-only benefit form shall be 2% of a Participant's final Average Monthly Earnings as of April 30, 1989 less 1.59% of the monthly April 30, 1989 Social Security Pension, multiplied by the number of years (and fractions thereof for completed months) of Credited Service accrued prior to May 1, 1989, to a maximum of 30 and multiplied by the ratio (not less than 1 (one)) of Final Average Monthly Earnings computed at Severance from Service Date divided by Final Average Monthly Earnings computed as of April 30, 1989. For the purpose of this maximum adjusted accrued benefit calculation, credited service under the Predecessor Plan shall be deemed to be Credited Service under this Plan.

          Notwithstanding any other provisions of this Section 4.01, the Participant shall be entitled to a minimum monthly Pension, that in the Life-Only benefit form, is equal to the Accrued Benefit calculated as of April 30, 1989 using the Participant's Final Average Monthly Earnings, Credited Service, and monthly Social Security Pension calculated as of that date under the terms of this Plan in effect on that date.

SECTION 4.02. IMMEDIATE EARLY RETIREMENT. Each Participant whose Severance from Service Date precedes his Normal Retirement Date but is after he attains Age 55 and who (1) commenced participation in the Dresser Industries, Inc. Retirement Income Plan Under ERISA prior to August 1, 1983, (2) commenced participation in the Dresser Industries, Inc. Retirement Income Plan Under ERISA on or after August 1, 1983 but prior to May 1, 1986 and has 5 years or more of Vesting Service, or (3) commences participation in this Plan on or after May 1, 1986 and has 10 years or more of Vesting Service, may elect to receive a basic monthly pension effective as of his Early Retirement Date.

Subject to the minimum benefit stated in the last paragraph of this Section 4.02, the amount of such basic monthly benefit in the Life-Only benefit form shall be an amount computed under the benefit formula of Section 4.01 hereof, but reduced as follows according to the applicable subsections of 4.01 specified below:

4.01(a), (b)(1), (b)(2), (c)(1)(A)      The amount of benefit determined under
and the component of (c)(2) with        applicable subsections (referenced to
respect to service after May 1, 1986    the left) of Section 4.01 of this Plan
                                        shall be reduced to an Actuarial
                                        Equivalent amount, considering the age
                                        of the Participant on his Early
                                        Retirement Date.


4.01(c)(1)(B) and the component of      The Final Average Earnings component of
(c)(2) with respect to service before   the benefit determined under
May 1, 1986                             applicable subsections (referenced to
                                        the left) of Section 4.01 of this Plan
                                        shall be reduced by 1/4th of 1% thereof
                                        for each full month by which the
                                        Participant is less than Age 65 on his
                                        Early Retirement Date, but not more than 60 such months, and (if applicable) 1/6 of 1% thereof for each full month by which he is then less than Age 60.

4.01(c)(1)(B) and the component of      The Social Security component of the
(c)(2) with respect to service before   benefit determined under applicable
May 1, 1986                             subsections (referenced to the left) of
                                        Section 4.01 of this Plan shall be
                                        reduced by .5556% for each full month by which the Participant is less than Age
                                        65 on his Early Retirement Date, but not by more than 60 such months, and (if applicable) by .2778% thereof for each full month by which he is less than Age
                                        60.


4.01(c)(1)(C) and the component of      The early retirement factors specified
(c)(2) with respect to any              in Article XI for the respective
Predecessor Plan(s)                     Predecessor Plan shall be used to reduce
                                        the component of the benefit defined in
                                        applicable subsections (referenced to
                                        the left) of Section 4.01 of this Plan


4.01(d) The early retirement factors with respect to a Participant's benefits used by the insurance company referred to in subsection (d) of Section 4.01 of this Plan shall be used for component (d) of the Participant's benefit.

     In the event of the applicability of the second or third paragraphs of
Section 4.01 of this Plan, relating to maximum benefits, the maximum early retirement benefit payable under this Plan shall be determined by using the age adjustment factors applicable to the respective components of the benefit set out in this Section to the components of the benefit defining such maximum benefits.

     Application for and receipt of benefits under this section by a Participant who is Totally Disabled shall cause a permanent cessation of any salary continuance and long-term disability benefits under Employer sponsored programs that such Participant otherwise would have been entitled to receive.

     Such benefit shall be payable in the Life-Only form or the surviving spouse benefit form as provided in Section 5.01, unless an optional benefit form is elected under Section 5.02.

     Notwithstanding any other provision of this Section 4.02, the Participant shall be entitled to a minimum monthly benefit, that in the Life-Only benefit form, is equal to the benefit under Section 4.02 of this Plan in effect on April 30, 1989, based on Credited Service and Final Average Monthly Earnings as of that date defined under the terms of the Plan as of that date. The Participant's age and Vesting Service as of his Severance from Service Date shall be used in the calculation of this minimum monthly benefit.

SECTION 4.03. DEFERRED EARLY RETIREMENT. Each other Participant whose Severance from Service Date occurs before his Normal Retirement Date and who meets one of the early retirement eligibility alternatives set out in Section
4.02 shall receive a basic monthly pension payable beginning on the first day of the month coincident with or following his attainment of Age 65. The amount of such basic monthly pension shall be Actuarially Equivalent to the basic monthly pension to which he would have been entitled at his Early Retirement Date under
Section 4.02 had such

Section then been applicable. Such benefit shall be payable in the Life-Only or surviving spouse benefit form as provided in Section 5.01, unless another option is elected under Section 5.02. Should such person die prior to the Annuity Starting Date, his surviving spouse (if any) shall receive a life income of 50% of the monthly reduced benefit (as computed under Section 4.02) which he would have been entitled to receive had he commenced receiving benefits during the month of his death in the standard benefit form for a person who is married as of the date benefits commence (as described in Section 5.01). A Participant who is entitled to basic monthly benefits under this Section may elect to receive benefits Actuarially Equivalent to those payable at Age 65, at any time after his Severance from Service Date but prior to his attaining Age 65.

SECTION 4.04. DISABILITY BENEFITS. As to periods prior to October 1, 1990, each Participant who becomes Totally Disabled and who remains so disabled until he attains Age 65, shall be deemed then to have a Severance from Service Date and shall receive a basic monthly pension payable on the first day of each month after attaining Age 65 up to and including the month in which he dies.
Provided, however, that this Section 4.04 shall not be applicable to a Participant who is eligible for an Early Retirement benefit under Section 4.02 or 4.03 and elects to retire under Section 4.02 or 4.03. The amount of such pension shall be the benefit that would have been payable to him had he continued to be actively employed in covered employment by his Employer until he attained Age 65 at an amount of annual compensation equal to his Compensation for the last complete calendar year for which he received regular compensation from his Employer.

     As to periods after September 30, 1990, each Participant who becomes Totally Disabled, who remains disabled and who continues to receive salary continuance or benefits under his Employer's long term disability program (or would have received benefits had he been a participant in such program) until he attains Normal Retirement Age may thereafter elect to retire and receive a basic monthly pension payable beginning on the first day of any subsequent month he chooses and continuing each month thereafter up to and including the month in which he dies. An election to receive such pension benefits shall cause a permanent cessation of any salary continuance and long term disability benefits under Employer sponsored programs that such Participant otherwise would have been entitled to receive. Provided further, a Totally Disabled Participant who has attained Normal Retirement Age and has not earlier elected to receive benefits hereunder, shall automatically be retired and begin receiving a basic monthly pension hereunder beginning the month following the month in which long term disability benefit payments under an Employer sponsored long term disability program ceases, or would have ceased if the Participant had been a participant in such program. Provided, however, that this Section 4.04 shall not be applicable to a Participant who is eligible for an Early Retirement benefit under Section 4.02 or 4.03 and elects to retire under Section 4.02 or 4.03. The amount of such pension shall be the benefit that would have been payable to him had he continued to be actively employed in covered employment by his Employer during the period prior to benefit commencement for which he receives salary continuance benefits from his Employer plus (i) the period during which he receives benefits under his Employer's long term disability program if he is a participant under such program or (ii) during the period for which he would have received long term disability payments had he been a participant in such program, based on an amount of annual compensation equal to his Compensation for the last complete calendar year for which he received regular compensation from his Employer. Such a Participant shall also receive Vesting Service and Credited Service during such period.

     As to periods after September 30, 1990, each such Participant who becomes Totally Disabled and continues to be so disabled, but whose salary continuance and long term disability benefits are exhausted (or would have been exhausted if he had been a participant in the long term disability program) before attainment of Normal Retirement Age, shall incur a Severance from Service Date upon such exhaustion for purposes of computing Credited Service and Final Average Monthly Earnings, but such a Participant shall continue to accumulate Continuous Service for the purpose of benefit eligibility until he attains Normal Retirement Age; whereupon he shall receive a basic monthly pension payable beginning in the month subsequent to the month of attainment of Normal Retirement Age and continuing each month thereafter up to and including the month in which he dies. Provided, however, that this Section 4.04 shall not be applicable to a Participant who is eligible for an Early Retirement benefit under Sections 4.02 or 4.03 and elects to retire under Section 4.02 or 4.03. The amount of such pension shall be the benefit that would have been payable to him (without regard to any requirements as to years of Vesting Service) had he continued to be actively employed in covered employment by his Employer during the period prior to Severance from Service Date, based on an amount of annual compensation equal to his Compensation for the last complete calendar year for which he received regular compensation from his Employer.

     The benefit shall be payable in the Life-Only form or the surviving spouse benefit form as provided in Section 5.01, unless an election is made under
Section 5.02. A person who ceases to be Totally Disabled and thereupon becomes employed by an Employer in covered employment shall continue participation in the Plan on the basis of his new employment and retain Credited Service for his term of disability. Such a resumption of employment for a Related Entity or in a non-covered unit shall result in a suspension of participation under Section 10.02, but without loss of Credited Service for his term of Total Disability. Cessation of Total Disability before attainment of Normal Retirement Age but without resumption of employment by an Employer or Related Entity shall result in a Severance from Service Date as of the date such recovery is determined by the Committee to have occurred, for all purposes hereunder. Continued participation under this provision is conditioned upon a Participant's submission from time to time, if and when so requested by the Committee, to examination by a licensed physician selected by the Committee.

     This Section shall apply to any former participant in a Previous Plan that covered employees of any operation acquired before March 1, 1972 by the Company, and was amended and restated into the May 1, 1976 "Dresser Industries, Inc. Retirement Income Plan," who as of May 1, 1976 had not attained Age 65, but who had previously terminated active employment while participating in such Previous Plan because he was Permanently Disabled (as defined in such Previous Plan), provided he continues to be Permanently Disabled (as defined in such Previous
Plan) on May 1, 1976, is not entitled to current benefits under such Previous Plan, and can expect equal or greater benefits under this provision than under such Previous Plan's provision for disability, and otherwise qualifies under this Section; such benefit to be in lieu of any and all benefits otherwise payable under such Previous Plan.

SECTION 4.05. OTHER TERMINATION BENEFITS. Each Participant who incurs a Severance from Service Date and who does not and will not qualify for benefits under any of the above Sections shall (except as provided in Section 10.03 regarding military service) receive deferred vested benefits under this Section. Each such Participant shall be entitled to a basic monthly pension payable in the Life-Only or surviving spouse benefit form, or such other forms as selected under Section 5.02, beginning on the Participant's Normal Retirement Date. The amount of such basic monthly pension shall be determined as the Participant's Accrued Benefit multiplied by the appropriate factor determined by the Participant's years of Vesting Service as of his Severance from Service Date, as follows:

              Full Years of                      Percentage of
             Vesting Service                Accrued Benefit Vested
             ---------------                ----------------------
               less than 5                            0%
                5 or more                            100%

     A Participant who is entitled to elect a lump sum settlement of any portion of his monthly benefits under Section 10.04 shall, unless he elects otherwise as provided in Section 10.04, receive such benefits as an immediate annuity effective on the first of the month coincident with or next following the Participant's Severance from Service Date in the standard benefit form of
Section 5.01 in an amount that is Actuarially Equivalent (except as otherwise specified in Section 11.11) to those payable at age 65. Provided however, effective for Participants with a Severance from Service Date on or after March 31, 1992, if the Participant elects the single sum settlement option under the Prior Plan or Predecessor Plan and if a portion of the benefit from the Plan is not eligible for single sum settlement option, then the Participant shall be entitled to elect that benefits under this Plan be in a deferred standard benefit form or to be able to cash out to the extent allowed under Section 10.04, with a deferred standard benefit form for the remainder, subject to any spousal consent requirements. Participants with a Severance from Service Date before March 31, 1992, who elect a single sum settlement option under the Prior Plan or Predecessor Plan must elect to receive benefits under this Plan in a single sum settlement option to the extent allowed under Section 10.04. Any Participant who has met the service requirements under the Plan for eligibility for early retirement benefits may elect to receive benefits Actuarially Equivalent (except as otherwise specified in Section 11.11) to those payable at age 65 at any time after attainment of Age 55.

SECTION 4.06. SPOUSE'S DEATH BENEFIT FOR PERSONS PARTICIPATING IN PRIOR PLAN. In the case of a Participant who was a participant (including a permanently disabled participant) in the Prior Plan as of April 30, 1986, if he has completed five or more years of Vesting Service and dies before the Annuity Starting Date, or if a Participant has less than five years of Vesting Service, commenced participation in a Prior Plan prior to August 1, 1983 and dies after attaining Age 55 but prior to his Annuity Starting Date while employed, there shall be payable to his surviving spouse either:

     (a) a monthly benefit for life equal to 50% of the monthly reduced benefit to which the Participant would have been entitled if such Participant had terminated employment on the earlier of the date of his actual termination of employment or the date of his death, survived to Age 55, retired at Age 55 with the surviving spouse benefit form under
          Section 5.01 and died immediately thereafter, or

     (b) in the case of a Participant who dies after attaining Age 55, such Participant had retired with the surviving spouse benefit form under
          Section 5.01 on the day before such Participant's death.

     Unless the spouse elects to delay payment as provided in Section 5.06, payment shall commence to the spouse in the month following the month in which the Participant dies, or if later, in the case of a Participant dying before Age 55, in the month in which the Participant would have attained Age 55 and shall be payable the first day of each month thereafter up to and including the month in which the surviving spouse dies.

SECTION 4.07. SPOUSE'S DEATH BENEFIT FOR PERSONS NOT PARTICIPATING IN PRIOR PLAN. In the case of a Participant who was not a participant (or a permanently disabled participant) in the Prior Plan as of April 30, 1986, if he has completed five or more years of Vesting Service and dies before the Annuity Starting Date, there shall be payable to his surviving spouse one of the following:

     (a) for a Participant who has completed ten or more years of Vesting Service and dies prior to attaining Age 55, a monthly benefit for life equal to 50% of the monthly reduced benefit to which the Participant would have been entitled if such Participant had terminated employment on the earlier of the date of his actual termination of employment or the date of his death, survived to earliest retirement age, retired at such earliest retirement age with the surviving spouse benefit form under Section 5.01 and died immediately thereafter, or

     (b) for a Participant who has completed ten or more years of Vesting Service and dies after attaining Age 55, a benefit that would have been payable had such Participant retired with the surviving spouse benefit form under Section 5.01 on the day before such Participant's death, or

     (c) for a Participant who has completed less than ten years of Vesting Service, a monthly benefit for life equal to 50% of the monthly benefit to which the Participant would have been entitled if such Participant had terminated employment on the earlier of the date of his actual termination of employment or the date of his death, survived to Age 65, retired at Age 65 with the surviving spouse benefit form under Section 5.01 and died immediately thereafter.

     In the case of a Participant who has completed ten or more years of Vesting Service at the time of death, unless the spouse elects to delay payment as provided in Section 5.06, payment shall commence to the spouse in the month following the month in which the Participant dies, or if later, in the case of a Participant dying before Age 55, in the month in which the Participant would have attained Age 55. In the case of a Participant who has completed less than ten years of Vesting Service at the time of death, payment shall commence to the spouse in the month in which the Participant would have attained Age 65. In either case, payments to the spouse shall continue payable the first day of each month thereafter up to and including the month in which the surviving spouse dies. The spouse shall be permitted to delay payment to the extent permitted in
Section 5.06.

SECTION 4.08. ESTABLISHED BENEFITS. Except as otherwise provided in Section 2.01, each Participant in the Previous Plan, any Prior Plan, any Predecessor Plan and/or previous statements of this Plan whose benefit payments thereunder commenced, whose active employment ceased or whose transfer to employment not affording eligibility for participation in this Plan occurred prior to the effective date of the amendment and restatement of such plan into this Plan, shall receive only the benefits then provided under the relevant plan and shall not receive any benefits under the provisions of this restatement of the Plan.

SECTION 4.09.  NONDUPLICATION.

     (a) In the case of persons who become Participants after having changed employment status from that of ineligible employee to that of Employee, Credited Service for purposes of determining benefits shall include only Continuous Service after the date such person became an Employee hereunder, but all service as an employee shall be included as Continuous Service for purposes of determining eligibility to participate in this Plan and Vesting Service. Such a Participant shall, in addition to other benefits provided under this Plan, be entitled to receive under this Plan an amount equal to benefits accrued to him, subject to the vesting provisions of this Plan, to the date of such change in employment status in any other nongovernmental, tax-qualified defined benefit pension plan to which any Employer (or predecessor thereof) has contributed, less any amounts (or Actuarially Equivalent amounts) which such Participant is entitled to receive under the provisions of such other plan or plans. In determining the amount of benefits accrued under such other plan or plans (other than the merged plans provided for in Article XI) for a Participant whose benefits under this Plan commence prior to his Normal Retirement Date, the accrued benefit from such other plan or plans shall be multiplied by the appropriate early retirement percentage factor applicable to the Social Security component of the benefit, as indicated in Section 4.02, considering the age of the Participant at the time benefits commence.

          Further provided that for any Participant who had changed status from ineligible employee to "Employee" under the Prior Plan and who was a participant in the Prior Plan as of April 30, 1986, the benefits accrued under the Prior Plan as of April 30, 1986, in respect of service as an ineligible employee prior to entering the Prior Plan shall be determined under this Plan as if such benefits were deemed to be 100% vested. The excess of such 100% vested accrued benefit as of April 30, 1986 over the benefit provided under the Prior Plan in respect of such service as an ineligible employee shall be paid to such Participant from this Plan.

     (b) In the case of all other Participants, benefits otherwise payable under this Plan will be reduced to the extent of benefits provided by contributions of the Company or a Related Entity to another qualified nongovernmental defined benefit pension plan and actually payable for the same periods of employment as are payable under this Plan.

SECTION 4.10. POSTPONED RETIREMENT BENEFIT. Each Participant who continues in employment past the Normal Retirement Date may elect to retire and commence receiving a basic monthly pension calculated in the manner set out in Section
4.01 of this Plan but including Credited Service and Compensation after the Normal Retirement Date but prior to the Severance from Service Date. In any case benefit payments must commence no later than April 1 of the calendar year after the calendar year in which the Participant attains Age 70-1/2, unless the Participant was 70-1/2 before January 1, 1988.

     The benefit payable on this first required beginning date shall be determined using the benefit accrued as of the prior December 31. The benefit payable thereafter shall be recalculated and adjusted effective on each January 1 after the first required beginning date to include the additional compensation and Credited Service earned during each calendar year. The form of benefit payment that is already in effect for such a Participant shall also apply to all subsequent recalculations and adjustments.

SECTION 4.11. NOTICE 88-131 AND REVENUE PROCEDURE 89-65. Notwithstanding any other contrary provision of the Plan, in calculating the Accrued Benefit (including the right to any optional benefit provided under the Plan) of any Plan Participant who was a highly compensated employee for the Plan Year beginning May 1, 1989, within the meaning of section 414(q)(1)(A) or (B) of the Code, such highly compensated employee shall accrue no additional benefit under the Plan on or after May 1, 1989, to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan subsequent to December 1, 1990, the implementation date of the restatement of the Plan to comply with the Tax Reform Act of 1986 (TRA '86) and amended to comply with Income Tax Regulations section 1.401(b)-l(b)(2)(ii). In determining highly compensated employees, the Plan will use the calendar year election as defined in Regulation 1.414(q)-1T. Until December 1, 1990, no such highly compensated employee received from the Plan after January 31, 1989, any amount in excess of such employee's Accrued Benefit under the Plan as of April 30, 1989.

     In addition, in calculating the Accrued Benefit for the Plan Year beginning May 1, 1990 (including the right to any optional benefit provided under the Plan) of any additional highly compensated employee who had not been deemed a highly compensated employee as of April 30, 1989 within the meaning of section 414(q)(1)(A) or (B) of the Code, such highly compensated employee shall accrue no additional benefit under the Plan on or after May 1, 1990, to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan subsequent to December 1, 1990, the date of implementation to comply with those qualification requirements described in Income Tax Regulations section 1.401(b)-l(b)(2)(ii). Until December 1, 1990, no such highly compensated employee received from the Plan after April 30, 1990, any amount in excess of such employee's Accrued Benefit under the Plan as of April 30, 1990.

     In addition, the Accrued Benefit determined as of December 1, 1990 of Plan Participants other than highly compensated employees (within the meaning of section 414(q)(1)(A) or (B) of the Code), shall be the larger of the Accrued Benefit determined (1) under the Plan as in effect just prior to the date of the restatement or (2) under the Plan as it was so restated.

                               ARTICLE V - OPTIONS

SECTION 5.01. STANDARD BENEFIT FORM. In the case of a Participant who is not married on the Annuity Starting Date, the standard benefit form shall be the basic monthly pension under Article IV (including where applicable, amounts based on benefits accrued under a Predecessor Plan) payable for the lifetime of the Participant. This is the Life-Only benefit form. In the case of a Participant who is married on the Annuity Starting Date, the standard benefit form shall be a reduced monthly pension payable for the lifetime of the Participant, with one-half of such reduced monthly pension to continue to his spouse for her lifetime (provided she was his spouse on the Annuity Starting
Date) should she survive the Participant. This is the surviving spouse benefit form. The amount of benefit payable under this surviving spouse benefit form shall be Actuarially Equivalent to the basic monthly pension determined under
Article IV, including where applicable, amounts based on benefits accrued under a Predecessor Plan.

SECTION 5.02. OPTIONS AVAILABLE. Each optional benefit form unless otherwise provided, shall have a value that is Actuarially Equivalent to the relinquished benefit on the Annuity Starting Date, and shall consist of the optional benefit selected, in the manner provided in Section 5.03, from the following list:

     (a) LIFE-ONLY OPTION. A Participant who is married on the Annuity Starting Date may elect to receive benefits in the Life-Only form described in Section 5.01, in which case his surviving spouse will not be entitled to any monthly benefit after his death. This form may only be elected with written spousal consent as witnessed by a Plan representative or Notary Public.

     (b) JOINT AND SURVIVORSHIP OPTIONS. A Participant who is married on the Annuity Starting Date may elect to reduce his monthly pension so that his spouse, should she survive him, will receive for her lifetime an amount equal to 100% or 66.67% of the reduced monthly pension to which the Participant is entitled. Such election shall not require spousal consent.

     (c) GUARANTEED PERIOD OPTION. A Participant may elect to receive reduced monthly pension benefits so that pension payments will continue for the Participant's lifetime but at least for a total of 60, 120 or 180 months (as the Participant shall have elected) and should the pensioned Participant die before receiving all guaranteed payments, remaining monthly payments after his death shall be made to his Beneficiary. As to a married Participant, this form may only be elected with written spousal consent as witnessed by a Plan representative or Notary Public.

     (d) LEVEL INCOME OPTION. Participants whose Annuity Starting Date is prior to the date on which the Social Security Pension is to commence and whose monthly pension payment would be equal to or exceed the expected Social Security Pension, may elect to have monthly payments under this Plan adjusted to coordinate with the Social Security Pension in such a way that total monthly payments from both sources will remain approximately equal before and after the Social Security Pension commences (except that Social Security increases after pension payments commence will not affect pension payments). The Social Security amount used to determine the Level Income pension will be based on the Participant's retirement age, date of birth and assumed and actual earnings history. This benefit form may be elected in conjunction with any other option. As to a married Participant, this form may only be elected with written spousal consent as witnessed by a Plan representative or Notary Public.

SECTION 5.03. MAKING ELECTIONS. An election by a Participant to have his benefits paid under one or more of the optional benefit forms provided in this
Article in lieu of the standard benefit form described in Section 5.01 shall be effective only if made on a form authorized by the Committee, which is completed, signed and delivered to the Manager or his appointee within 90 days before the Annuity Starting Date and no later than the date scheduled for the first benefit payment under Article IV. Notwithstanding the preceding sentence, to the extent necessary to permit the election to be made within this time period, the date scheduled for the first benefit payment under Article IV may be delayed until the first day of the first month not sooner than 14 days after receipt of the properly executed election form but not later than 90 days after the Participant has been furnished full particulars of the financial effects on his pension of such election. Any election to select options under Section 5.02(a), (c) or (d) shall be accompanied by written spousal consent as witnessed by a Plan representative or Notary Public. For the purpose of this election, the Participant shall be furnished with an explanation of the full particulars of the financial effects on the pension amount of such election which shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that shall satisfy the notice requirements of Code section 417(a)(3) and related regulations. This explanation shall be provided no less than 30 days or more than 90 days before the Annuity Starting Date.

     In addition, the Manager shall endeavor to voluntarily furnish to each Participant general information similar to the information referred to in the preceding sentence nine months before his Normal Retirement Date or as soon as practicable before or after his Early Retirement Date. Such a general explanation of the options and their financial effects will be provided to each Participant about nine months before his 55th birthday. If the Participant has no living spouse on the Annuity Starting Date, benefits shall not be payable under the surviving spouse benefit form or the Joint and Survivorship Options benefit form.

     Any election made under this Section may be revoked by written notice to the Employer, on a form authorized by the Committee, including written spousal consent as required during the period in which such election could have been made; and after such election has been revoked, another election may be made, in the same manner as the earlier election, during such period.

     Notwithstanding any of the above provisions of this Section 5.03 to the contrary, if a Participant elects an optional form of benefit other than a single sum settlement under the provisions of the Prior Plan, a Predecessor Plan or the Dresser Industries, Inc. Retirement Income Plan for Salaried Employees of Marion Power Shovel Division, as the case may be, then the optional form of benefit under this Plan shall be the same as the optional form of benefit under the Prior Plan, Predecessor Plan or the Dresser Industries, Inc. Retirement Income Plan for Salaried Employees of Marion Power Shovel Division, to the extent that this Plan provides for such option. If the Participant elects a single sum settlement option under the Prior Plan or Predecessor Plan and if the entire benefit from this Plan is eligible for a single sum settlement option under Section 10.04, then such benefit shall be paid under such single sum settlement option, subject to the other provisions of this Section 5.03. Effective for Participants with a Severance from Service Date on or after March 31, 1992, if the Participant elects the single sum settlement option under the Prior Plan or Predecessor Plan and if a portion of the benefit from this Plan is not eligible for a single sum settlement option, then the entire benefit under this Plan shall be paid subject to the other provisions of this Section 5.03 under any of the optional forms provided for under this Article V, including the lump-sum cash out to the extent allowed under Section 10.04. Participants with a Severance from Service Date before March 31, 1992, who elect a single sum settlement option under the Prior Plan or Predecessor Plan must elect to receive benefits under this Plan in a single-sum settlement option to the extent allowed under Section 10.04. Provided however, if a Participant has elected an option under the Prior Plan, Predecessor Plan or the Dresser Industries, Inc. Retirement Income Plan for Salaried Employees of Marion Power Shovel Division that corresponds to one of the options available under Sections 5.02(a) or (c) or 5.04 and the written spousal consent required for the options under Sections 5.02(a) or (c) or elect such option is not obtained, then the only option available under this Plan shall be the standard benefit form provided for in
Section 5.01.

     Subject to the other conditions for making elections under this Section 5.03, a Participant who retires and is reemployed must continue the option that was in effect upon his initial retirement. Notwithstanding the preceding sentence, such Participant may elect a lump-sum settlement as to the benefit accrued after re-employment subject to the restrictions of Section 10.04. Also, in the case of a Participant whose marital status has changed as of his subsequent retirement, when compared to his initial retirement, such Participant may elect any benefit form available in Article V or Section 10.04 as to the benefit accrued after re-employment.

SECTION 5.04. LUMP-SUM PAYMENT. Section 10.04 contains provisions relating to the payment of lump-sum benefits under the Plan.

SECTION 5.05.  DISTRIBUTION RULES.

     (a) Notwithstanding anything in the Plan to the contrary, the payment of benefits to a Participant hereunder shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

          (1)  the date on which such Participant attains Age 65;

          (2) the tenth anniversary of the date on which such Participant began participation in the Plan; and

          (3) the date on which such Participant terminates his employment hereunder (a Participant described in Section 4.04 who is receiving salary continuance or Long Term Disability benefits shall not be considered to have terminated employment for purposes of this Section 5.05);

          provided, however, that if the application of subsection (b) of this Section would require an earlier date, the payment of benefits to such Participant shall begin not later than such earlier date.

     (b) The payment of benefits to a Participant hereunder shall begin not later than April 1 of the calendar year following the calendar year in which such Participant attains Age 70-1/2. This subparagraph (b) shall not apply to any Participant who reached age 70-1/2 before January 1, 1988.

     (c)  The entire interest of a Participant must be distributed:

          (1)  over the life of the Participant;

          (2) over the joint and survivor lives of the Participant and his Beneficiary;

          (3) over a period not extending beyond the life expectancy of the Participant; or

          (4) over the joint and survivor life expectancies of the Participant and his Beneficiary.

          For purposes of this subsection (c), life expectancy shall be computed by use of the expected return multiples in Treas. Reg. Section 1.72-9, or, in the case of payments under a contract issued by an insurance company, the period computed by the use of the mortality tables of such company.

     (d) An annuity or endowment contract issued by an insurance company which provides for nonincreasing payments over one of the periods specified in subsection (c) beginning not later than April 1 following the close of the taxable year of the Participant in which he attains Age 70-1/2, shall be deemed to satisfy the requirements of subsection (b).

     (e) If the Participant dies after distribution of his interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

     (f) If a Participant who is eligible to receive retirement benefits dies before distribution commences, the Participant's interest shall commence to a designated Beneficiary within one year after the Participant's death. If the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin under this paragraph shall not be later than the date on which the Participant would have attained Age 70-1/2 and, if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

     (g) If the amount of payment required to commence by a certain date in accordance with the Plan cannot be ascertained by such date, or if the Committee does not have sufficient information to enable it to make distribution, or if it is not possible to make payment on such date because the Committee has been unable to locate the Participant or Beneficiary after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained under the Plan, or sufficient information is obtained, or the date on which the Participant or Beneficiary is located, whichever is applicable.

     (h)  After the Annuity Starting Date except as otherwise provided under
          Section 5.03 or Section 10.04, neither partial nor a total single-sum distributions may be made, regardless of the present value of the nonforfeitable accrued benefit.

     (i)  Any distribution from the Plan will be made in accordance with Code
          Section 401(a)(9) and any related regulations, including but not limited to 1.401(a)(9)-2. In the event that distributions made in accordance with Code Section 401(a)(9) or any related regulations shall conflict with any other Plan provisions, this Section 5.05(i) shall rule.

SECTION 5.06. CONSENT TO BENEFIT COMMENCEMENT. If, at the time of distribution, the Actuarial Equivalent present value of the Participant's or the Participant's surviving spouse benefit under the Plan exceeds $3,500, the written consent of the Participant or the written consent of the Participant's surviving spouse if the Participant has died, shall be required if such commencement is before the time the Participant attains or would have attained Age 65 under the Plan. Such consent must be obtained not more than 90 days before the commencement of said benefits.

                           ARTICLE VI - ADMINISTRATION

SECTION 6.01. GENERAL. Administration and interpretation of the Plan shall be the ultimate responsibility of the Company, which shall be the Named Fiduciary. The Company may choose to act on these matters through the Committee, which may, however, delegate routine administrative and interpretative matters to the Manager, all as provided herein. In addition, the Company may delegate investment responsibility regarding the Trust Fund to a committee appointed for that purpose and/or to independent investment managers retained for that purpose.

SECTION 6.02. COMMITTEE OPERATIONS. The Committee shall be the Employee Benefits Committee of the Company as such may be constituted from time to time by the Board. Committee action may be by unanimous written approval or by resolution of a majority of the existing members at any meeting held by them. The Committee shall determine its own structure and procedures.

SECTION 6.03. COMMITTEE DUTIES AND POWERS. The Committee shall have the sole duty and power to direct administration of the Plan, including the interpretation, construction and reconciliation of its provision, the resolution of all questions that may arise hereunder, the authorization or promulgation of any procedures, rules or forms that may appear to be necessary or desirable, and the adoption of any tables, charts, formulae or actuarial assumption or reports that it chooses to utilize in administering the Plan.

     The Committee shall have the duty to verify the computation and payment order of benefits by a Trustee or Insurer in the case of a basic monthly pension that exceeds $3,000. The duty and power to compute and order payments of lesser amounts shall be delegated to the Manager pursuant to Section 6.06 unless specifically withheld or withdrawn by the Committee. The Committee shall endeavor to treat alike all Participants similarly situated, but any action taken in good faith shall be binding upon all persons.

SECTION 6.04. RELIANCE. The Committee may rely upon facts or documents presented by the Participant to the Company or to the Committee regarding such Participant, and may rely upon the advice of counsel, who may be counsel for the Company, and may rely upon any opinion, certificate, valuation or other report, or any tables, assumptions, formulae, or other recommendation or determination rendered by an Actuary hired by the Company for that purpose.

SECTION 6.05. DISQUALIFICATION. No Committee member may participate in the resolution of any claim for benefits that may result from his participation in the Plan.

SECTION 6.06. PLAN MANAGER. The Manager shall be one or more employees of the Company and shall be appointed by the Committee, to serve at its pleasure, to supervise and carry out administrative details. The duties and powers of the Plan Manager shall consist of the following functions, plus such other duties and powers as may be delegated from time to time by resolution of the Committee delivered to the Manager, or minus any specifically withheld in the same manner. The recording secretary for the Committee shall keep its files and minutes. The Manager shall, within any limitations that may be or have been imposed by actions of the Company or its agreements with the Trustee, act to coordinate necessary or desirable communications between the Committee, the Company, the Employer, the Employees, Participants and other interested parties. He shall distribute and explain booklets, forms, and procedures related to the Plan, compute and order payment of benefits within the limitations provided in Section
6.3 and may apply the Plan provisions or decisions of the

Committee to the resolution of any questions that may arise in the course of his functions, so long as the resolution of such questions does not involve a substantial or basic policy that should be referred to the Committee. In carrying out his nondiscretionary functions he may utilize the employees of any Employer or Related Entity as appointees for gathering or disseminating information. Decisions of the Manager made in good faith shall be conclusive and binding upon all parties who may be affected thereby, subject always to review, and modification or reversal, by the Committee, or as prescribed under ERISA.

SECTION 6.07. FOR THE PROTECTION OF THE COMMITTEE AND MANAGER. Neither the Committee, nor any member thereof, nor the Manager shall jointly or severally be liable for any action taken in good faith and in the performance of their duties under the Plan, except as required under ERISA.

SECTION 6.08. EXPENSES. All expenses incident to the operation, administration, termination or protection of the Plan and Trust Fund, including but not limited to actuarial fees, accounting fees, premiums to the Pension Benefit Guaranty Corporation (PBGC), and Trustee's fees may be paid by the Company. Alternatively, the Company may instruct that items as in the judgment of the Committee are determined to be proper plan expenses under ERISA shall be paid by the Trustee from the Trust Fund.

SECTION 6.09. QUALIFIED DOMESTIC RELATIONS ORDERS. The Committee shall maintain reasonable written procedures to determine whether a domestic relations order is a Qualified Domestic Relations Order and to administer such orders.

SECTION 6.10. WITHHOLDING ON DISTRIBUTIONS. Distributions under this Plan shall be subject to federal income tax withholding as prescribed by section 3405 of the Code and the regulations thereunder.

SECTION 6.11. ROLLOVER PROVISIONS. A written explanation of the tax consequences of a qualifying rollover distribution shall be provided to each Participant in accordance with section 402 of the Code.

                             ARTICLE VII - EMPLOYERS

SECTION 7.01. CURRENT. The corporations named in "Exhibit A", attached hereto, shall constitute Employers under this Plan as of the Effective Date or such other date as is specifically indicated; provided, however, employees of any division or other departmental unit thereof that is so noted as an exception in such list shall not be eligible to participate in this Plan unless such exception is specifically limited in duration.

SECTION 7.02. NEW EMPLOYERS. Any corporation more than 50% of the voting stock of which is owned directly or indirectly by the Company may join and become an Employer hereunder by resolution of its board of directors. Any other corporation may, with the consent of the Board, join and become an Employer hereunder by resolution of its board of directors. Except as provided in
Section 7.05, in any such case the joining Employer may in such resolution exclude employees of any designated division or other departmental operating unit thereof; but in the absence of such limitations or other limitations inherent in this Plan, it shall extend to cover all eligible Employees, but unless otherwise provided in Article XI, Credited Service can include only Continuous Service with the adopting Employer after the effective date of such resolution.

SECTION 7.03. DELEGATION. Each adopting corporation by its adoption delegates to the Company the power to act on its behalf in all matters regarding the Plan and Trust, and adopts as its funding medium such trust agreements or insurance contracts as may be selected by the Company.

SECTION 7.04. TERMINATING PARTICIPATION. Any Employer whose relationship to the Company changes (by change of stock ownership or otherwise) so that the Board determines that the business reasons for its continuing to be joined in sponsoring this Plan no longer exists, shall, upon notification of such determination by the Board, terminate such joint sponsorship by terminating the Plan for its employees or by continuing the Plan for its employees in a separately stated document, with funding under a separate trust, as determined by its board of directors. In either event, the Trust Fund and/or insurance funds shall be segregated for such terminating Employer in the manner outlined in Section 8.02 in the case of termination or partial termination of the Plan or in Section 10.08 in the case of merger, consolidation, or other transfer of Plan assets.

SECTION 7.05. CORPORATE CHANGES. If all or a part of an Employer's business shall by merger or otherwise become a part of another Employer, all the affected Employees' coverage hereunder shall continue uninterrupted. If an Employer shall by merger or otherwise succeed to all or a part of the business of a non-Employer and shall continue such business as a separate, identifiable division or other business unit, coverage under this Plan of the employees so acquired shall not occur until approved by resolution of the Employer's board of directors. If all or a part of an Employer's business shall by sale or otherwise become operated by a non-Employer, such part shall be treated as a terminating Employer under Section 7.04 unless the successor is eligible to and does thereupon become a new Employer under Section 7.02 hereof as to all its Employees (or as to the Employees in such acquired business operation if they are in a separate, identifiable business unit), in which event coverage for such Employees will continue uninterrupted.

                     ARTICLE VIII - AMENDMENT OR TERMINATION

SECTION 8.01. AMENDMENTS. The Company may at any time amend this Plan, such amendment to be effective as of the date therein specified, provided that no such amendment shall reduce the value of Accrued Benefits of Participants as of such effective date except as otherwise permitted by ERISA. Notwithstanding the foregoing, a retroactive amendment may be made at any time (a) if necessary to obtain or retain qualification of the Plan under the Internal Revenue Code, or to comply with ERISA or any other laws, rules or regulations, or (b) if otherwise permitted.

     Any amendment that has a non-substantive effect on the Accrued Benefits of any Participant or Beneficiary or that makes nondiscretionary legally required changes shall be by resolution of either the Board or the Company's Employee Benefits Committee. Any other amendment, including an amendment that has a substantive effect on the Accrued Benefits of any Participant or Beneficiary, shall be by resolution of the Board, except that the Board may by resolution approve such changes to the Plan and authorize the Employee Benefits Committee to have prepared and to adopt such amendment of the Plan that accomplishes the approved changes. Any person dealing with the Plan or the Company may rely on actions taken either by the Employee Benefits Committee or the Board with regard to amending the Plan, and shall not be required to inquire into the authority of either party in acting to amend the Plan.

SECTION 8.02. TERMINATION. Subject to the qualified joint and survivor and the pre-retirement annuity requirements set out in Articles IV and V, the Company and each other Employer reserve the right to terminate the Plan at any time as to its employees or any departmental unit thereof. In the event of termination or partial termination of the Plan, which may be by formal action or by complete discontinuance of Company contribution, all Accrued Benefits, to the extent funded on the date of such event, shall become vested and nonforfeitable and the assets then remaining in the Trust Fund, subject to provision for expenses of administration or liquidation, shall be allocated in the manner and order described in the following paragraphs:

     (a) First, an amount equal to the value of that portion of each individual's Accrued Benefit which is derived from Participant's contributions, if any, which were not mandatory.

     (b) Second, an amount equal to that portion of each individual's Accrued Benefit which is derived from Participant's contributions, if any, which were mandatory, which is in excess of Accrued Benefits previously paid to the Participant and the joint annuitant or Beneficiary of a deceased Participant.

     (c) Third, an amount equal to the value of the Accrued Benefits (excluding any increases in such Accrued Benefits resulting from Plan amendments during the preceding five (5) years) accrued to all Participants, their joint annuitants and Beneficiaries:

          (1) to whom Accrued Benefits have been in pay status for at least three (3) years prior to the date of Plan termination (taking the lowest Accrued Benefit in pay status during any three (3) year period used), and

          (2) to whom Accrued Benefits (other than those described in the foregoing subparagraph) would have been in pay status had an eligible Participant actually retired on a retirement date at least three (3) years prior to the date of Plan termination, as if such Accrued Benefits had commenced under the normal form of Accrued Benefit payment under the Plan as of the beginning of such period.

     (d) Fourth, an amount equal to the value of Accrued Benefits not provided above, for all Participants entitled to any additional Accrued Benefits under the foregoing paragraph and for all Participants, if any, entitled to Accrued Benefits pursuant to Section 4.05, or who would be entitled to such Accrued Benefits if their employment were terminated on the date of Plan termination, to the extent such Accrued Benefits are guaranteed by the Pension Benefit Guaranty Corporation.

     (e) Fifth, an amount equal to the value of Accrued Benefits for all Participants, if any, entitled to Accrued Benefits pursuant to Section 4.05, or who would be entitled to such Accrued Benefits if their employ were terminated on the date of Plan termination, to the extent such vested Accrued Benefits have not been provided for under the foregoing paragraph (d); provided, however, that if such amounts are insufficient to satisfy in full Accrued Benefits hereunder, the allocation provided within the second paragraph of Section 8.03 shall apply.

     (f) Sixth, an amount equal to the value of Accrued Benefits for all other Participants not provided for above.

     The payment of Accrued Benefits referred to in this Section may be implemented through the continuance of any existing trust or establishment of a new trust, through the continuance of any insured annuity contract, through the purchase by the Trust of an insured annuity contract, through lump-sum payment to the Participant or Beneficiary of the amount allocated to him under the provisions of this Section, with such lump-sum determined based on mortality and interest assumptions in effect by the PBGC for plan terminations as of such termination date, or through a combination of these methods, except that different methods shall not be used within the same class of nonguaranteed Accrued Benefits described under Section 4044(a) of ERISA, all as determined by the Committee to the extent allowed by regulations. If any assets remain after provision for satisfaction of all liabilities of the Plan in the event of termination, they shall be returned to the Company.

SECTION 8.03. INSUFFICIENT FUNDS AND ALLOCATION THEREOF. If assets shall be insufficient to provide in full the Accrued Benefits of the entire class of individuals described within paragraphs (a), (b), (c), (e) or (f) of Section 8.02, the available assets for such class shall be allocated among the Participants of that class and their joint annuitants and Beneficiaries, pro rata among such individuals on the basis of the present value (as of the Plan termination date) of their respective Accrued Benefits as described in such paragraph, and not previously provided for under the Trust Agreement.

     If the assets available for allocation under paragraph (d) of Section 8.02 are insufficient to satisfy in full the Accrued Benefits of participants described within that paragraph, the available assets for such class shall be allocated on the basis of the Accrued Benefits of Participants of that class and their joint annuitants and Beneficiaries, not previously provided for under the Trust Agreement, based upon the Plan as in effect at the beginning of the five
(5) year period ending on the date of Plan termination; or, if additional assets remain available for allocation under such paragraph

(d), the available assets shall be allocated on the basis of the Plan as amended by the next succeeding Plan amendment effective during such five (5) year period, under which the assets available for allocation are sufficient to satisfy in full the Accrued Benefits of the class of individuals described in paragraph (d) of Section 8.02; and, any assets thereafter remaining to be allocated under such paragraph (d) shall be allocated on the basis of the Plan as amended by the next succeeding Plan amendment effective during such five (5) year period.

                           ARTICLE IX - MISCELLANEOUS

SECTION 9.01. SPENDTHRIFT. No right or interest of any kind in this Plan, or the Trust Fund and/or insurance funds, shall be assignable or transferable by any Participant, his spouse or his Beneficiary and no such right or interest shall be subject to offset, adjustment, encumbrance, garnishment, attachment, execution or levy of any kind, voluntary or involuntary. This paragraph shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order which is entered on or after January 1, 1985. A domestic relations order entered before January 1, 1985 will be treated as a Qualified Domestic Relations Order if payment of benefits pursuant to the order has commenced as of such date and may be treated as a Qualified Domestic Relations Order if payment of benefits has not commenced as of such date, even though the order does not satisfy the requirements of section 414(p) of the Code.

SECTION 9.02. NO EMPLOYMENT CONTRACT. The existence of this Plan shall not diminish the rights of any Employer to discharge or discipline any employee nor otherwise constitute a contractual commitment to retain any employee in its employ.

SECTION 9.03. COMMUNICATIONS. All notices, requests, elections or other communications must be in writing to be effective. Communications from a Participant or any other recipient or potential recipient of benefits hereunder shall be effective only upon receipt by the Manager or his designee, and communications or payments to a Participant, his spouse or his Beneficiary shall be effective upon its deposit in the United States mail with proper stamp attached and addressed to such person's last known address.

SECTION 9.04. EMPLOYEE DATA AND VERIFICATION. The Committee, the Manager and the Employer each may in administering this Plan utilize the employment records maintained by any Employer and any Related Entity or predecessor and any facts stated in any communication received from the Participant, his spouse or Beneficiary, whether such communication relates directly to this Plan or not. However, evidence sufficient to reasonably verify any pertinent facts, including but not limited to matters such as the age, condition or continued existence of a current or projected benefit recipient, may be required as a condition precedent to continued accrual of Credited Service or payment of benefits.

SECTION 9.05. INCOMPETENTS. Whenever it shall appear to the Committee that an individual entitled to benefit payments under this Plan is not capable of handling his financial affairs, such payments may instead be made to any individual or institution that the Committee believes will utilize such payments for the benefit of such individual, and such payment will constitute full payment of benefits to such individual.

SECTION 9.06. PRESUMPTIONS. If the existence and location of an individual apparently entitled to benefits hereunder cannot be determined and verified by reasonable effort within two years after the request for verification of such facts was mailed in registered form to the individual at his last known address, such individual shall be presumed to have died as of the first day such benefit payments were due but unpayable. If on account of the death (verified or presumed) of a Participant, his spouse and/or his Beneficiary there is no designated person to whom benefits can be paid, they shall be paid to the Participant's estate, if one exists. If no such estate is formulated within twelve months after verification of death, or the two-year period noted earlier where death is presumed, unpaid benefits shall be treated as abandoned and used, together with forfeitures under this Plan, to reduce future Employer contributions, unless and until proper claim therefor is made by an individual entitled thereto under this Plan.

SECTION 9.07. NONDISCRIMINATION. In the exercise of discretion in interpreting and administering this Plan, the Committee and the Manager shall strive for uniform and equitable treatment of Participants, but they shall not be bound to treat every similar circumstance identically.

SECTION 9.08. GOVERNING LAW. This Plan shall be governed by ERISA and any provision herein that would be contrary thereto shall be construed and interpreted by the Committee in such a manner as to comply with ERISA while still retaining insofar as practicable the original purpose of such provision. In matters not within the purview of ERISA, the law of the State of Texas shall apply.

SECTION 9.09. ADVISORS NOT FIDUCIARIES. The Company and the Committee and other Plan fiduciaries may solicit the advice of attorneys, actuaries, accountants, and other professionals and may rely upon their advice in the performance of duties under the Plan. No such advisor shall be considered a fiduciary by virtue of having advised a fiduciary but shall be a fiduciary only to the extent he expressly accepts that role.

SECTION 9.10. PURCHASE OF ANNUITY CONTRACTS. From time to time the Plan may purchase or cause to be purchased individual or group annuity contracts covering all or part of the Plan's liability to one or more Plan Participants or Beneficiaries. The purchase of such a contract shall be in full discharge of the liability covered by the contract, and neither the Plan nor the Committee nor the Company shall be responsible for the subsequent failure of the insurance company or companies issuing or underwriting the contract to pay benefits for any reason, including insolvency.

SECTION 9.11. RECOVERY OF PAYMENTS MADE BY MISTAKE. Notwithstanding anything to the contrary, a Participant or Beneficiary is entitled only to those benefits provided by the Plan and promptly shall return any payment made by mistake of fact or law or any other error, unless recovered by adjustment in the monthly payments.

SECTION 9.12. REPRESENTATIONS CONTRARY TO PLAN. No employee, supervisor, officer or director of the Company has authority to alter, vary or modify the terms of the Plan, except in writing through the Plan's formal amendment procedures set forth in Section 8.01. No representation contrary to the terms of the Plan and formal amendments thereto shall be binding on the Plan, the Trustee, the Committee, or the Company.

                            ARTICLE X - SPECIAL RULES

SECTION 10.01. REEMPLOYMENT. The general rule is that an Employee who has a Severance from Service Date followed by a Reemployment Commencement Date will have his two (or more) periods of employment or service combined for all purposes under the Plan, except that if he fails to pay into the Plan within five years after his Reemployment Commencement Date an amount equal to any lump-sum distribution (plus Interest thereon) that he received at severance, his benefits hereunder will be reduced to reflect this early distribution. Such reduction shall be the Actuarial Equivalent of any payments received from the Plan since the Participant's Severance from Service Date plus Interest on such payments. Provided, however, for Participants who subsequently have a Severance from Service Date on or after May 1, 1992, and who previously had a single-sum settlement of any portion of their benefits upon an Early Retirement Date, such reduction shall be determined by recalculating the original early retirement benefit with respect to the portion previously paid in a single sum settlement and assuming it would be paid on the new benefit commencement date and then subtracting such amount from the newly calculated benefit amount. However, the following modifications to this general rule shall apply:

     (a) If the Reemployment Commencement Date of an Employee occurs within twelve months after the last day on which the Participant completed an Hour of Service within the meaning of Department of Labor regulation section 2530.200-2(a), any intervening Period of Severance shall be added to his Period of Service, (that is Continuous Service and Vesting Service, but not Credited Service).

     (b) Subject to subparagraph (c) below, if an Employee entitled to Vesting Service under the Plan has less than five years of Vesting Service on his Severance from Service Date, his prior Period of Service (that is Continuous Service, Vesting Service and Credited Service) shall be disregarded for all purposes of this Plan.

     (c) The Employee's prior Continuous Service, Vesting Service, Credited Service, and Period of Service shall be reinstated if the Employee's Reemployment Commencement Date occurs before his Period of Severance equals or exceeds the greater of five years or the amount of the Employee's Vesting Service completed prior to his most recent Severance from Service Date.

     Any Employee whose Severance from Service Date was prior to May 1, 1986 and whose Reemployment Commencement Date is after April 30, 1986, and who has service prior to May 1, 1986 restored according to the above rules shall have benefits provided by this Plan, the Prior Plan, and the MPS defined in Section
11.03 as if such plans were a single plan. To the extent benefits from the Prior Plan or the MPS Plan cannot be restored under such plans, such benefits shall be restored under this Plan. All optional forms of payments with respect to Accrued Benefits shall be determined in accordance with Article V and Section
10.04 of the this Plan, and vesting in the Employer provided portion of such Accrued Benefit shall be determined in accordance with Section 4.05 of this Plan. The benefits described in this paragraph are subject to the provisions of
Section 10.09.

     Reemployed Participant options shall be governed by the last paragraph of
Section 5.03.

SECTION 10.02. TRANSFERS. The participation of an Employee who changes employment from one Employer to covered employment under another Employer without any intervening period shall continue uninterrupted. A Participant who remains employed but ceases to be an Employee (i.e., changes his status) or a Participant whose employment with an Employer ceases but who is immediately thereafter employed by a Related Entity, or a Participant who is transferred to a business unit of his Employer that is excluded from coverage hereunder, shall have his participation in this Plan (accrual of benefits) suspended so long as his uncovered employment or ineligible status continues. Upon his resumption of services in covered employment or eligible status therein, his participation shall immediately resume, in which case his intervening nonparticipation service time shall be counted as Continuous Service for eligibility and vesting purposes, but not as Credited Service for benefit accrual purposes. Otherwise, upon cessation of employment resulting in a Severance from Service Date from all Employers and Related Entities, the Participant previously suspended from participation shall be entitled to his frozen Accrued Benefit hereunder, if any, as though he had ceased employment with his last Employer as of his Severance from Service Date. That is, service during suspension of participation will not be considered to increase his Accrued Benefit, although it will be considered Vesting Service. Simultaneous covered employment by a Participant for two or more Employers shall be combined and treated as a single employment for purposes of the Participant's eligibility and benefits, but each Employer shall make a ratable proportion of Employer's contributions. An employee who is a participant in the Dresser Canada, Inc. Retirement Income Plan, who transfers to employment in which he is eligible to participate in this Plan, shall participate hereunder and receive benefits as though his Continuous Service, Vesting Service and Credited Service included such service under the other plan, and he shall receive no benefits under the other plan. Conversely, an employee other than a U.S. citizen or resident alien transferring employment to Canadian operations will transfer from this Plan to such other plan and will receive all benefits under the other plan and none under this Plan, the intent being in each case to have benefits paid only from the plan covering the employee at termination or retirement for all service under both plans.

SECTION 10.03. MILITARY SERVICE. A Participant who ceases active employment to serve in the Armed Forces of the United States (whether such service is voluntary or involuntary) shall be treated as having begun a Period of Absence as of the date he reports for military duty, which will result in a Severance from Service Date, unless he returns to employment within twelve months, in which case the person will be entitled to benefits in accordance with Plan provisions. If such a former Participant does not return to employment within twelve months,

     (a) but honorably is released or discharged and has a Reemployment Commencement Date with any Employer business unit thereof within 90 days thereafter, he shall be treated as having been on an authorized leave of absence for purposes of Section 1.45, his participation shall resume upon such Reemployment Commencement Date, and his period of military service shall be included as Continuous and Credited Service hereunder (at the Compensation level he had attained when he left for military service) for all purposes of this Plan;

     (b) but honorably is released or discharged and becomes employed by a Related Entity or by an Employer in noncovered service, within 90 days thereafter, he shall receive Continuous and Credited Service for his military service time, as prescribed for Participants returning to covered employment; in other respects and for the period of reemployment he shall be treated as prescribed in Section 10.02; or

     (c) and is not honorably released or discharged or does not return to employment with any Employer or Related Entity within 90 days after honorable release or discharge, he shall be charged with a Severance from Service Date as of the first anniversary of his military service and shall be treated as any other Participant who has incurred a Period of Severance.

     Notwithstanding anything to the contrary, the purpose of this Section 10.03 is to comply with the Veterans' Reemployment Rights Act, 38 U.S.C. 52021 ET SEQ., as amended, and this Section shall be construed and applied in a manner consistent with said Act.

SECTION 10.04. LUMP-SUM CASH OUT. In the event that any benefit otherwise payable under this Plan to any recipient (after all reductions described in Article IV) would at the time of termination have a lump-sum value based on the New PBGC rate of $3,500 or less, payment of such benefit to said recipient shall be made in a lump-sum calculated using the New PBGC rate, in lieu of payment of monthly benefits. For purposes of this Section, if the present value of an Employee's vested Accrued Benefit is zero, the Employee shall be deemed to have received a distribution of such vested Accrued Benefit. For purposes of this Section, "New PBGC rate" shall mean, if the resulting lump-sum value of the benefit is less than or equal to $25,000, the interest rate or rates which would be used by the Pension Benefit Guaranty Corporation as of the first day of the Plan Year in which distribution occurs for purposes of determining benefits under the Plan if the Plan had terminated on the date distribution commences with insufficient assets to provide benefits guaranteed by the PBGC on that date, or if such lump-sum value exceeds $25,000, 120 percent of the aforestated rate, provided the resulting lump-sum value using the 120 percent rate shall not be less than $25,000.

     If the lump-sum value of a Participant's benefit, based on the New PBGC rate, would be greater than $3,500, the Participant may, at his or her written election without Committee consent, receive the portion of his or her benefits payable under the Plan attributable to service prior to May 1, 1986 (as described in Section 4.01, including the reduction in Section 4.01(d)) in an immediate lump-sum benefit in lieu of monthly benefits. In addition, if an amount is payable because of benefits granted after the Participant's Annuity Starting Date and the lump sum value based on the New PBGC rate is less than or equal to $3,500 and the Participant previously received his entire benefit from the Plan as a single-sum settlement, the Participant may at his or written election without Committee consent, receive such benefits in an immediate lump-sum benefit in lieu of monthly benefits. In addition, at the time a Participant's benefit is adjusted under the Level Income Option of Section 5.02 when Social Security benefits were assumed to commence, such Participant may elect as provided in the preceding sentence to receive the entire benefit in a lump-sum if the lump-sum value based on the New PBGC rate is less than or equal to $3,500. The election for a lump-sum by a married Participant shall not be valid unless the Participant's spouse consents to such election in writing, the request is witnessed by a Plan representative or notary public, and the spouse's consent acknowledges the effect of the election. Such an election shall be valid only if made on a form authorized by the Committee, which is completed, signed and delivered to the Employer within 90 days before benefits are to commence. The Participant shall be furnished with actual figures indicating the financial effect of such election on his benefits in the form and manner that shall satisfy the requirements of section 417(a)(3) of the Code and related regulations. Except as otherwise specifically provided in Section 5.03 or this
Section 10.04, if a Participant has elected to begin and has begun receiving monthly benefits or failed to elect a lump-sum cash out during the earliest period that it was available, he or she may not thereafter elect a lump-sum cash out. Such financial information shall be furnished as soon as administratively feasible but no less than 30 days or more than 90 days before the Annuity Starting Date. Such an election may be revoked by written notice to the Employer prior to payment of the lump-sum benefit, and another election may be made within the period for making such an election, accompanied by written spousal consent as required. The election period shall begin 90 days before benefits are to commence and shall end as of the Annuity Starting Date. Notwithstanding the preceding sentence, to the extent necessary to permit the election to be made within this time period, the date scheduled for the benefit payment may be delayed until the first day of the first month not sooner than 14 days after receipt of the properly executed election form but not later than 90 days after the Participant has been furnished full particulars of the financial effects on his pension of such election.

     A lump-sum benefit described in the second paragraph of this Section shall be the single sum value of the non-forfeitable accrued benefit as of a Participant's retirement or other termination date, using whichever of the following three sets of interest rate factors and benefit calculation methods yields the greatest benefit; (1) an interest rate based on the highest 15 year or next longer U.S. Treasury bond yield, compounded annually, as reported in the WALL STREET JOURNAL or any successor publication on the first publication date on which the yield is quoted following the last working day of the month prior to the month in which the Participant terminates, and based on the present value of a life annuity and the 1971 Group Annuity Mortality Table weighted 90% males and 10% females, (2) an interest rate equal to the latest published interest rate as of such date of retirement or other termination, based on the highest 15 year or next longer U.S. Treasury bond yield, compounded annually, as reported in the WALL STREET JOURNAL or any successor publication, but not less than 10.5%, and using the present value of an annuity certain for the period equal to the Participant's life expectancy according to the 1971 Group Annuity Mortality Table weighted 90% males and 10% females, or (3) an interest rate equal to the Old PBGC rate, and based on the present value of a life annuity and the 1971 Group Annuity Mortality Table weighted 90% males and 10% females. For purposes of this section, the Old PBGC rate shall mean the interest rate used by the Pension Benefit Guaranty Corporation to value immediate annuities for plans terminating as of the first day of the Plan Year that contains the proposed payment data.

     Any Participant who has elected a lump-sum cash out as described in the second paragraph of this Section 10.04 (relating to benefits attributable to service prior to May 1, 1986) may also elect a lump-sum cash out of any vested benefits under the Plan attributable to service after April 30, 1986 (as described in Section 4.01(b)) in an immediate lump-sum benefit based on the Old PBGC rate, in lieu of monthly benefits. However, this election shall be available only if the lump-sum value of such benefit, based on the Old PBGC rate, is less than $10,000 at the time of termination. The spousal consent requirement and other administrative rules and procedures set out in the second paragraph of this Section shall also be applicable to elections under this paragraph.

     If the lump-sum benefit payable is in respect of service before May 1, 1986 only, then the lump-sum shall be a least as large as the lump-sum value of the benefit in respect of such service using the New PBGC rate. If the lump-sum benefit payable is in respect of service before and after May 1, 1986, then the lump-sum shall be at least as large as the lump-sum value of the benefit in respect of such service using the New PBGC rate.

SECTION 10.05. PRE AND POST PLAN TERMINATION RESTRICTIONS. Benefits from this Plan shall be limited to the extent required under section 1.401(a)(4)-5 of regulations under the Code.

     Notwithstanding the preceding sentence, if the referenced regulations are revised or withdrawn or the effective date is delayed, these provisions shall be modified to comply with any such changes or delay in effective date.

     (a) Notwithstanding anything to the contrary, in the event of Plan termination, the benefit of any highly compensated employee and any highly compensated former employee as defined in section 414(q) of the Code is limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code. The Plan Administrator shall reduce the benefit of any highly compensated employee or highly compensated former employee to the extent required to meet this requirement.

     (b)  The annual payments to an Employee described in subsection (c) of this
          Section 10.05 shall be restricted to an amount equal to the payments that would be made on behalf of the Employee under a single life annuity that is the Actuarial Equivalent of the Employee's Accrued Benefit under the Plan. The restrictions in this subsection (b) do not apply, however, if:

          (1) After payment to a Participant described in subsection (c) of this Section 10.05 of all benefits described in subsection (d) of this Section 10.05, the value of Plan assets equals or exceeds 110 percent of the value of current liabilities, as defined in section 412(1)(7) of the Code or

          (2)  The value of the benefit described in subsection (d) of  this
               Section 10.05 for a Participant described in subsection (c) of this Section 10.05 is less than 1 (one) percent of the value of current liabilities before distribution, or

          (3)  The value of the benefit described in subsection (d) of this
               Section 10.05 for a Participant described in subsection (c) of this Section 10.05 falls into the category of benefits payable under the first paragraph of Section 10.04.

     (c) The Participant whose benefits are restricted on distribution include the 25 highly compensated employees and the 25 highly compensated former employees with the greatest compensation in the current Plan Year and in any prior Plan Year.

     (d) For purposes of this Section 10.05, "benefit" includes loans in excess of the amounts set forth in section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living Employee, any death benefits not provided for by insurance on the Employee's life, and any lump-sum benefits.

SECTION 10.06. ABSOLUTE LIMITATION. Following are provisions describing the limitations on benefits under this Plan:

     (a) DEFINITIONS. For purposes of this Section 10.06, the following definitions and interpretations shall apply:

          (1) "Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under section 415(d) of the Code for years beginning after December 31, 1987, applied to such items and in such manner as the Secretary shall prescribe.

          (2) "Annual Additions" shall mean the sum, credited to a Participant's account under a defined contribution plan for any Limitation Year, of (A) Employer contributions, (B) forfeitures, if any, (C) employee contributions (excluding rollover contributions), and (D) amounts, if any, described in Code sections 415(1)(1) and 419A(d)(2).

          (3)  "Annual Benefit" shall mean:

               (A) A benefit which is payable annually in the form of a single life annuity under the Plan with no ancillary benefits. Such benefit does not include any benefits attributable to employee contributions.

               (B) The annual benefit attributable to mandatory employee contributions, determined by using the factors described in section 411(c)(2)(B) of the Code and the regulations thereunder, shall not be taken into account in determining the annual benefit. However, mandatory employee contributions shall be considered a separate defined contribution plan maintained by the Employer.

               (C) When there is a transfer of assets or liabilities from one qualified plan to another, the annual benefit attributable to the assets transferred shall not be taken into account by the transferee plan in applying the limitations of section 415 of the Code. The annual benefit payable on account of the transfer for any individual that is attributable to the assets transferred will be equal to the annual benefit transferred on behalf of such individual multiplied by a fraction, the numerator of which is the total assets transferred and the denominator of which is the total liabilities transferred, provided, however, that the fraction shall never be greater than the value 1.000.

               (D) A retirement benefit payable in any form other than a single life annuity shall be actuarially adjusted to an equivalent single life annuity beginning at the same age, in accordance with rules determined by the Commissioner of Internal Revenue so that it is the Actuarial Equivalent of a single life annuity. However, the following values are not taken into account:

                      (i) The value of a qualified joint and survivor annuity (as defined in section 401(a)(11)(G)(iii) of the Code and the regulations thereunder) provided by the Plan to the extent that such value exceeds the sum of (a) the value of a single life annuity beginning on the same date and (k) the value of any post-retirement death benefits which would have been payable even if the annuity was not in the form of a joint and survivor annuity;

                     (ii) The value of benefits that are not directly related to retirement benefits (such as pre-retirement disability and death benefits and post-retirement medical benefits);

                    (iii) The value of benefits provided by the Plan which reflect post-retirement cost-of-living increases to the extent that such increases are in accordance with section 415(d) of the Code and the regulations thereunder.

               (E) If the retirement benefit of a Participant commences BEFORE the Participant's Social Security Retirement Age, the Maximum Permissible Amount shall be adjusted so that it is the Actuarial Equivalent of an annual benefit of $90,000, multiplied by the Adjustment Factor, as prescribed by the Secretary of the Treasury, beginning at the Social Security Retirement Age, based on an interest rate assumption which is not less than the greater of the interest rate assumption under the Plan or five percent (5%) per year. The adjustment made in the preceding sentence shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

               (F) If the retirement benefit of a Participant commences AFTER the Participant's Social Security Retirement Age, the Maximum Permissible Amount shall be adjusted so that it is the Actuarial Equivalent of a benefit of $90,000 beginning at the Social Security Retirement Age, multiplied by the Adjustment Factor as provided by the Secretary of the Treasury, based on an interest rate assumption which is not greater than the lesser of the interest rate assumption under the Plan or an assumption of five percent (5%) per year.

               (G) If a Participant has completed less than ten years of participation, the Participant's accrued benefit shall not exceed the Maximum Permissible Amount as adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years (or part thereof) of participation in the Plan, and the denominator of which is ten. If a Participant has completed less than ten years of service with the Company or an Associated Company, the limitations described in sections 415(b)(1)(B) and 415(b)(4) of the Code shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Participant's number of years of service (or part thereof), and the denominator of which is ten. In no event shall the two immediately preceding sentences reduce the limitations provided under section 415(b)(1) and (4) of the Code to an amount less than one-tenth of the applicable limitation (as determined without regard to the two immediately preceding sentences).

               (H) For purposes of subsections (E) and (F) of this Section 10.06(a)(3), actuarial equivalence shall be calculated by employing a five percent (5%) interest rate assumption.

          (4)  "Earnings", with respect to a Limitation Year:

               (A) includes amounts paid or made available to a Participant (regardless of whether the Participant was such during the entire Limitation Year):

                      (i) as wages, salaries, fees for professional service, and other amounts received for personal services actually rendered in the course of employment with any Employer including but not limited to commissions, compensation for services on the basis of a percentage of profits and bonuses;

                     (ii) for purposes of (i) above, earned income from sources outside the United States (as defined in section 911(b) of the Code), whether or not excludable from gross income under section 911 or deductible under section 913 of the Code;

                    (iii) amounts described in sections 104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includable in the gross income of the Participant;

                     (iv) amounts described in section 105(d) of the Code, whether or not these amounts are excludable from the gross income of the Participant under that section;

                      (v) amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent that these amounts are not deductible by the Employer under section 217 of the Code;

                     (vi) the value of a non-qualified stock option granted to a Participant by the Employer, but only to the extent that the value of the option is includable in the gross income of the Participant for the taxable year in which granted; the amount includable in the gross income of a Participant upon making the election described in section 83(b) of the Code.

               (B)  does not include:

                      (i) contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the limitations of section 415 of the Code to that plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed. In addition, Employer contributions made on behalf of a Participant to a simplified employee pension described in section 408(k) of the Code are not considered as Earnings for the taxable year in which contributed to the extent such contributions are deductible by the Participant under section 219(b)(2) of the Code. Additionally, any distributions from a plan of deferred compensation are not considered as Earnings, regardless of whether such amounts are includable in the gross income of the Participant when distributed. However, any amounts received by a Participant pursuant to an unfunded non-qualified plan shall be considered as Earnings in the year such amounts are includable in the gross income of the Participant;

                     (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (see section 83 of the Code and the regulations thereunder);

                    (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified or incentive stock option;

                     (iv) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement)toward the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

          (5) "Employer" shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) as modified by section 415(h) of the Code) which includes the Company or any trades or businesses (whether or not incorporated) which are under common control (as defined in section 414(c) as modified by section 415(h) of the Code) with the Company.

          (6)  "Limitation Year" shall mean a calendar year.

          (7) "Maximum Permissible Amount" shall mean, for a Limitation Year with respect to any Participant, the lesser of the amounts described in subparagraphs (A) and (B) below, subject to the rules of subparagraphs (C), (D) and (E) below:

               (A)  $90,000, or

               (B) 100% of the Participant's Earnings for the Participant's high three consecutive years of service.

               (C) As of January 1 of each calendar year commencing with the calendar year 1988, or such other year as designated by the Commissioner of Internal Revenue, the dollar limitation set forth in subparagraph (A) above shall be adjusted automatically to equal the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year under section 415(d)(1)(A) of the Code. This adjusted dollar limitation applies for the Limitation Year ending with that calendar year. It is applicable to employees who are Participants in the Plan and to employees who have retired or otherwise terminated their service under the Plan with a nonforfeitable right to accrued benefits, regardless of whether they have actually begun to receive such benefits. The annual benefit payable to a terminated Participant which is otherwise limited by the dollar limitation shall be increased to take into account the adjustment of the dollar limitation. The Maximum Permissible Amounts for each calendar year 1988, 1989, 1990, 1991, and 1992 are $94,023, $98,064, $102,582, $108,963, and
                    $112,221 respectively.

               (D) With regard to Participants who have separated from service with a nonforfeitable right to an accrued benefit, the Earnings limitation described in subparagraph (B) above applicable to Limitation Years commencing on or after January 1, 1976 shall be adjusted annually by the Adjustment Factor. For any Limitation Year beginning after the separation occurs, the adjustment of the Earnings limitation is made as specified in regulations and rules prescribed by the Commissioner of Internal Revenue.

          (8) "Projected Annual Benefit" shall mean the annual benefit to which a Participant would be entitled under the Plan on the assumption that he continues employment until the normal retirement age (or current age, if that is later) thereunder, that his Earnings continue at the same rate as in effect for the Limitation Year under consideration until such age, and that all other relevant factors used to determine benefits under the Plan remain constant as of the current Limitation Year for all future Limitation Years.

     (b) COLLECTIVE TREATMENT. For purposes of applying the limitations of sections 415(b), (c) and (e) of the Code applicable to a Participant for a particular Limitation Year, all qualified defined contribution plans (without regard to whether a plan has been terminated) ever maintained by the Employer will be treated as one defined contribution plan and all qualified defined benefit plans (without regard to whether a plan has been terminated) ever maintained by the Employer will be treated as part of this Plan.

     (c) ANNUAL BENEFIT LIMIT. The annual benefit to which a Participant is entitled at any time under all defined benefit plans may not, during the Limitation Year, exceed the Maximum Permissible Amount. If the annual benefit would but for this Section 10.06(c) exceed the Maximum Permissible Amount during the Limitation Year, the rate of benefit accrual under all defined benefit plans shall be frozen or reduced to the extent necessary to prevent the Annual Benefit from exceeding the Maximum Permissible Amount. Provided, however, that if the Accrued Benefit of a Participant who was a participant in a plan of a prior employer exceeds the benefit limitations under section 415(b) of the Code (as modified by subsection 10.06(a)(2)(E), (F) and (G)), then for purposes of section 415(b) and (e) of the Code, the Maximum Permissible Amount with respect to such individual shall be equal to such Accrued Benefit.

     (d) OVERALL LIMIT. For any Participant of this Plan who at any time participated in a defined contribution plan of the Employer, the rate of benefit accrual by such Participant in this Plan during the Limitation Year will be reduced to the extent necessary to prevent the sum of the following two fractions, computed as of the close of the Limitation Year, from exceeding 1.0:

                                  FRACTION (1)
                                  ------------
          Projected annual benefit of the Participant under this Plan.
          ------------------------------------------------------------
          The lesser of (1) the product of 1.25, multiplied by the dollar limitation in effect under Section 10.06(a)(6)(A) for such Limitation Year, or (2) the product of (A) 1.4 multiplied by (B) the amount which may be taken into account under Section 10.06(a)(6)(B) with respect to such Participant for such Limitation Year.

                                  FRACTION (2)
                                  ------------
          Sum of Annual Additions to such Participant's account under all defined contribution plans in such Limitation Year.
          ---------------------------------------------------------------
          The sum of the lesser of the following amounts determined for such year of service with the Employer: (1) the product of 1.25, multiplied by the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Limitation Year, or (2) the product of (A) 1.4, multiplied by (B) 25% of the Participant's Earnings for such Limitation Year.

     (e)  SPECIAL RULES APPLICABLE TO COMPUTATION OF OVERALL LIMIT.

          (1) For purposes of applying the defined contribution plan fraction in Section 10.06(d) for any Limitation Year beginning after December 31, 1975, the following rules shall apply with respect to Limitation Years before January 1, 1976:

               (A) The aggregate amount taken into account in determining the numerator of such fraction is deemed not to exceed the aggregate amount taken into account in determining the denominator of this fraction.

               (B) The amount taken into account for purposes of Section 10.06(a)(1)(C)(i) is an amount equal to the excess of the aggregate amount of the Participant's contributions for such years during which he was an active Participant in the plan, over 10% of the Participant's aggregate Earnings for all such years, multiplied by a fraction, the numerator of which is one and the denominator of which is the number of years beginning before January 1, 1976, during which the Participant participated in the plan. Participant contributions made on or after October 2, 1973 shall be taken into account for purposes of the preceding sentence only to the extent that the amount of such contributions is permissible under a plan as in effect on that date.

          (2) In any case where the sum of the fractions in Section 10.06(d) is greater than 1.0 calculated as of the close of the last Limitation Year beginning before January 1, 1983 for a Participant, in accordance with regulations prescribed by the Commissioner of Internal Revenue pursuant to section 235(g)(3) of TEFRA, an amount shall be subtracted from the numerator of the defined contribution plan fraction so that the sum of such fractions do not exceed 1.0 for such Limitation Year.

SECTION 10.07. CLAIMS AND APPEALS PROCEDURE. Pursuant to procedures established by the Committee, claims for benefits shall be made on prescribed forms and notice in writing shall be provided to any benefit applicant whose claim for benefits under the Plan has been denied. Such notice shall set forth the specific reason for such denial as well as reference to provisions of the Plan on which the denial is based, written in a manner calculated to be understood by the applicant. Provided review is requested in writing within 65 days after written notification of the denial of such claim was issued, such person or persons as are appointed by the Company shall review the decision denying the claim, giving particular attention to items raised in the review request, and communicate to the claimant the results of the specific reason therefor, including a reference to provisions of the Plan on which the decision was based. The results shall be communicated to the claimant within 60 days after receipt of a request for review unless special circumstances require a longer period, but not later than 120 days after receipt of a request for review.

SECTION 10.08. PLAN MERGERS. In the event of a planned merger or consolidation of the Plan with any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, or a planned transfer in whole or in part of the assets or liabilities of the Trust Fund to another trust fund held under another plan, the merger, consolidation, or transfer of the assets of the Trust Fund applicable to Participants in this Plan shall occur only if:

     (a) each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated, or unless the requirements of Code section 414(1) are otherwise satisfied;

     (b) the Company and/or any new or successor employer of the affected Participants shall authorize such events, and, in the case of the new or successor employer of the affected Participants, it shall assume the liabilities with respect to such Participants inclusion in the new employer's plan; and

     (c) such other plan and trust shall be qualified under section 401 and 501 of the Code.

SECTION 10.09. SPECIAL TRANSFER OR REEMPLOYMENT SITUATIONS. Separate periods of service may be combined as set forth in Sections 10.01, 10.02, or 10.03; however, any benefit payable from the Plan based on such combined Periods of Service shall be reduced to reflect any lump-sum distribution which may have been made at the Severance from Service Date unless the Participant pays into the Plan within five years after his Reemployment Commencement Date an amount equal to such lump-sum distribution (plus Interest from the date of distribution to the date of repayment).

     The amount of such repayment shall become the Participant's basis amount. This basis amount shall not change after the date of repayment and any future distribution in a lump sum form of the benefit with respect to service which is reinstated due to the repayment shall not be less than the amount of such repayment without adjustment for interest after the date of repayment.

SECTION 10.10. EMPLOYMENT PAST NORMAL RETIREMENT DATE AND RETURN TO ACTIVE EMPLOYMENT. Provided that appropriate notification is given, all benefit payments even though duly applied for and otherwise payable under this Plan shall be permanently withheld for any calendar months prior to the April 1 following the calendar year in which a Participant attains Age 70-1/2 and during which a Participant continues after his Normal Retirement Date in employment described in the immediately succeeding sentence; provided, however, in the event the provisions of this Section 10.10 shall conflict with the provisions of
Section 5.05(i), Section 5.05(i) shall rule. Also, subject to notification requirements, all such payments shall be suspended and permanently withheld during any months in which a pensioner receives payment from the Company, or effective May 1, 1992, any subsidiary 80% or more owned by the Company, directly or indirectly for any hours of service performed (or payment for vacation, holiday, illness, disability, layoff, jury duty, military leave or leave of absence) on each of eight or more days during a calendar month. Payments shall commence or resume, whichever is the case, no later than the first day of the third calendar month after the calendar month in which the Employee or pensioner does not receive payment as described above on each of eight or more days; provided that the initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of employment and the resumption of payments, less any amounts which are subject to offset.

     Any Participant or pensioner whose benefits are being permanently withheld under provisions of this Section shall be afforded the right to review described in Section 10.07 of the Plan. In addition, any Participant or pensioner may request and receive a determination from the Committee whether specific contemplated employment will be service which would result in permanent withholding of benefits. Such a request for determination shall be submitted in writing to the Company and the procedure described in Section 10.07 of the Plan shall be followed in handling the request.

     Provided, however, that upon resumption of monthly benefit payments after a suspension, there shall be deducted from such payments any amounts previously paid by the Plan during calendar months in which the Participant or pensioner was employed as described in the first paragraph of this Section. The amount of such deduction shall not, however, exceed in any one month 25 percent of the month's total benefit payment which would otherwise have been due, except that such 25 percent limitation shall not apply to the initial payment described in this paragraph.

     Further provided, that no payments shall be withheld unless the Participant or pensioner is notified of the withholding by personal delivery or first class mail during the first calendar month in which such payments are to be withheld. The notification shall describe the specific reasons why benefits are being withheld, a general description of this Plan provision providing for permanent withholding, a copy of this provision, a statement to the effect that applicable Department of Labor regulations may be found in section 2530.203-3 of the Code of Federal Regulations, and a statement that any Participant or pensioner whose benefits are being so withheld may request and receive a review under provisions of Section 10.07 of this Plan. Furthermore, if there is to be an offset for any suspendible amounts actually paid during periods of employment described in the first paragraph of this Section, the notification shall identify specifically the periods of employment, the suspendible amounts which are subject to offset, and the manner in which such suspendible amounts are to be offset.

SECTION 10.11. TOP-HEAVY REQUIREMENTS. Notwithstanding any other provision of the Plan, the following rules shall apply, if as of the determination date (which shall be the last day of the preceding Plan Year), based on valuations as of such date, the present value of the cumulative accrued benefits under this Plan, (using assumptions set out in Section 1.02) and of accounts under any defined contribution plan, of key employees (as defined in section 416(i) of the Code) exceeds 60% of a similar sum for all employees under each such plan in which a key employee participates and each other plan of the Employer which enables any such plan to meet the requirements of section 401(a)(4) or 410 of the Code, taking into account for this purpose amounts distributed within the preceding five years. However, accounts and benefits shall not be taken into account with respect to any individual who has not performed services for any Employer at any time during the five-year period ending on the determination date.

     (a) Compensation for any Employee shall not be taken into account under the Plan in excess of $200,000.

     (b) All present and all future accrued benefits under the Plan shall be immediately 100% vested.

     (c) A non-key employee Participant's minimum accrued benefit, when expressed as an annual benefit, shall be 2% of the Participant's average annual compensation for the period of five consecutive years during which he had the greatest aggregate compensation multiplied by the Participant's years of participation service occurring after April 30, 1984, in which the Plan is top-heavy; however, such minimum benefit shall not be greater than the five-year average compensation multiplied by 20%. The minimum accrued benefit of this subsection (c) shall be provided to a non-key employee Participant regardless of the non-key employee Participant's level of compensation and regardless of whether the non-key employee Participant is employed on any specified date.

     (d) For purposes of applying the provisions of section 415 of the Code to a key employee Participant, the dollar limitations in the defined benefit plan fraction and the defined contribution plan fraction shall be multiplied by 1.0 rather than 1.25, and no benefits may be accrued for a Participant over the 1.0 limit.

     The provisions of this Section 10.11 shall be interpreted in accordance with the provisions of section 416 of the Code and any regulations thereunder, which are hereby expressly incorporated by reference.

SECTION 10.12. SALES, TRANSFERS AND OTHER DISPOSITIONS.  Except as provided in
Article 12 of the Plan, a Participant who ceases to be employed by the Employer because of a joint venture creation, sale, transfer or other disposition involving all or part of the Employer's business, and who continues employment with the successor employer pursuant to the terms of such transaction, shall be considered to have a Severance from Service Date on the date his employment with the Employer ceases for all purposes under the Plan except for purposes of determining entitlement to benefit commencement under the Plan. Any such Participant shall not be treated as having a Severance from Service Date for purposes of entitlement to commence benefits under the Plan until such Participant terminates employment with such successor employer (including subsequent successors thereto).

                ARTICLE XI - COORDINATION WITH PREDECESSOR PLANS

SECTION 11.01. GENERAL. Unless specifically stated otherwise in this Article XI, a Plan Participant who was a member of a Predecessor Plan that was merged into the Prior Plan shall be entitled to benefits for periods of service under the Predecessor Plan that are derived solely from the annuity purchased in respect of such Predecessor Plan service from the insurance company or companies upon the termination as of April 30, 1986, of The Dresser Industries, Inc. Retirement Income Plan Under ERISA or the termination as of April 30, 1986, of the Dresser Industries, Inc. Retirement Income Plan for Salaried Employees of Marion Power Shovel Division.

SECTION 11.02. PREDECESSOR PLANS FROZEN AS OF APRIL 30, 1986. Except as otherwise provided in this section, plan Participants who as of April 30, 1986, upon termination of the Prior Plan, have annuities purchased from an insurance company or companies in respect of the following Predecessor Plans or employment periods, shall have their pension benefit in respect of such service limited to such purchased annuity:

     1. B & W Employee Retirement Plan applicable to the Advanced Composites Department of Babcock and Wilcox Company
     2.   The Bay States Abrasives Restated Pension Plan
     3. The Retirement Plan for Employees of Cardinal Chemical, Inc. and Cardinal Products, Inc.
     4.   Consolidated Galion Salaried Employees Pension Plan
     5.   Electra Motors Division Employees Pension Plan
     6.   Felker Manufacturing Company Pension Plan
     7. Envirotech Pension Plan applicable to active employees of Fluid Ionic Systems Division

     8. Dresser Industries, Inc. General Abrasive Division Pension Plan for Salaried Employees
     9.   Pension Plan for Salaried Employees of Glasrock Products, Inc.
     10.  The Power Transmission Equipment Salaried Employee Pension Plan
     11.  The Consolidated Jeffrey Salaried Employees Pension Plan
     12.  Lane-Wells Retirement Plan
     13.  The M & H Valve Pension Plan
     14.  Geosource
     15.  Di-Chem
     16.  Dresser Titan Spinoff to Hughes Tool Partnership
     17.  Fann Operations
     18.  Jeffrey Chain Operations

     Notwithstanding the preceding, any Plan Participant whose purchased annuity with respect to periods of service under the above Predecessor Plans or employment periods is limited as of April 30, 1986, due to the provision of the Prior Plan that the maximum pension from the Prior Plan and the Predecessor Plan shall not be greater than the benefit had credited service under the Predecessor Plan been credited service under the Prior Plan may have additional benefit provided under this Plan with respect to periods of service under the Predecessor Plan. Such additional benefit shall be provided in the event that, at the time of the Participant's actual Severance from Service Date, the Prior Plan limitation referred to above results in a larger pension with service under the Predecessor Plan. Such incremental amount of pension with respect to periods of service under the Predecessor Plan shall be provided from this Plan.

     Further provided, however, with respect to any Plan Participant who is entitled to benefits provided by Section 11.02, B&W EMPLOYEE RETIREMENT PLAN

MERGER (ACD), of the Prior Plan, any benefit adjustment due to the cost of living factor which may be determined on and after May 1, 1986, shall be paid from this Plan.

SECTION 11.03. MARION POWER SHOVEL. As of May 1, 1986, the Dresser Industries, Inc. Retirement Income Plan for Salaried Employees of Marion Power Shovel Division (the "MPS Plan") is treated as if it were a Predecessor Plan that has been merged into this Plan. Subject to the provisions of this Section 11.03, Pension benefits for Participants who were active employee participants of the MPS Plan as of April 30, 1986, or who were active employee participants of the Dresser Industries, Inc. Retirement Income Plan Under ERISA as of that date who had a frozen benefit after transfer out of the MPS Plan shall be comprised of the benefit components enumerated in subsections (a), (b)(l), (b)(2), (c)(l) and
(c)(2), and minus subsection (d) of Section 4.01. Benefit component (c)(l) in the preceding sentence shall be applied without regard to Participants' Credited Service prior to May 1, 1986.

     When applying the said provisions of Section 4.01(c)(1) to former MPS Plan Participants who are active Participants of this Plan after April 30, 1989, the following special provision shall apply: This Plan in effect on April 30, 1989 provided an additional benefit component (a') which, effective May 1, 1989, shall be modified as stated below:

     (a') shall be a benefit commencing at Normal Retirement Date or later actual retirement date on the Life-Only form equal to 1.5% times average compensation times years of credited service in the MPS Plan to April 30, 1986, minus 50% of the Participant's Social Security Pension multiplied by the ratio of the Participant's service in the MPS Plan to April 30, 1986, to the Participant's service he would have completed had his Severance from Service Date been his Normal Retirement Date. For purposes of benefit component (a'), the terms compensation, average compensation, and service shall be defined as those terms are defined in Sections 1.11, 1.05, and 1.30 of the MPS Plan as of April 30, 1986.

     In the calculation of (a'), average compensation and the Participant's Social Security Pension shall be calculated as of April 30, 1989. The resulting benefit amount shall be multiplied times the ratio (not less than 1 (one)) of the Participant's average compensation at Severance from Service Date divided by average compensation at April 30, 1989.

     The total of the Participant's pension benefit from components (a') of this
Section 11.03 and from Section 4.01 shall be subject to the maximum limitations of Section 4.01. Notwithstanding those limitations, the pension benefit from this Plan when added to the pension benefit from the Prior Plan shall not be less than (a') as defined and adjusted above.

     Former Participants of the MPS Plan who became Participants of this Plan as of May 1, 1986, shall be eligible for Immediate or Deferred Early Retirement Benefits after the attainment of Age 55 and completion of at least 10 years of Vesting Service. In the event of early retirement, pension benefit components of subsections (a'), (b)(1), (b)(2), (c)(1) and (c)(2) of Section 4.01 shall be subject to the reductions specified in Section 4.02. Subsection (d) of Section
4.01 shall be subject to the reductions in the respective annuity contract. Benefit component (a') shall be multiplied by the appropriate percentage from the following table, depending upon the age of the Participant at Early Retirement Date:

                      Age at Early                       Benefit
                    RETIREMENT DATE                    PERCENTAGE
                         65                               100%
                         64                               93.3
                         63                               86.7
                         62                               80.0
                         61                               73.3
                         60                               66.7
                         59                               63.3
                         58                               60.0
                         57                               56.7
                         56                               53.3
                         55                               50.0

     The above percentages shall be interpolated on a straight line basis using completed months to determine a Participant's fractional age for purposes of interpolation.

     A Participant who was an active Participant in the MPS Plan as of April 30, 1986, who becomes "Disabled" as defined immediately below and after completing at least 15 years of Vesting Service shall be entitled to receive a pension benefit equal in amount to the benefit component in subsection (d) of Section
4.01 reduced by 50% of the disability benefit that such Participant is eligible for from Social Security. Such benefit shall be further reduced by any other statutory benefits received by reason of occupational disability pursuant to any state or federal law. Such benefit shall commence at the time the Participant first becomes Disabled and shall continue until the earliest of the following dates:

     (a)  The date the Participant ceases to be Disabled, or

     (b) The benefit component of subsection (d) of Section 4.01 commences to the Participant from the insurance company used to purchase annuity benefits upon the termination of the MPS Plan as of April 30, 1986.

     For purposes of this Section 11.03, the term "Disabled" shall mean total disability by bodily or mental injury or disease so as to be prevented thereby from engaging in any occupation or employment for remuneration or profit, provided:

     (a) Such total disability shall have continued for a period of at least six consecutive months and, in the opinion of a qualified physician selected by the Company, will be permanent and continuous during the remainder of the Participant's life; and

     (b)  Such disability:

          (1) was not contracted, suffered, or incurred while the Participant was engaged in, or did not result from his having engaged in, a criminal enterprise, or

          (2) did not result from his habitual drunkenness or addiction to narcotics, or

          (3)  did not result from an intentionally self-inflicted injury, or

          (4) did not result from service in the Armed Forces of any country which prevents a return to employment with the Company and for which the Participant receives a military pension.

     Participants who are entitled to benefits under Section 4.05 shall have the component (a') of their benefit amount multiplied by the same factors specified in this Section 11.03 for Immediate Early Retirement in the event such benefits are to commence before Normal Retirement Date.

     Surviving Spouse benefits under this Plan in respect of active Participants who were active Participants of the MPS Plan as of April 30, 1986 shall be as provided in Section 4.07 of this Plan.

     The vesting provisions of Section 4.05 of this Plan shall apply.

SECTION 11.04. MCGRAW-EDISON COMPANIES. The "Inflation Benefit" for Participants who became Prior Plan Participants upon the acquisition of certain operations of McGraw-Edison Company as provided in Section 11.30 of the Prior Plan shall continue to be provided under this Plan subject to the provisions of this Section 11.04. When Section 4.01(c)(1) of this Plan is applied to determine the Inflation Benefit, final average monthly earnings and the applicable Social Security pension shall be calculated as of April 30, 1989.
The resulting benefit amount shall be multiplied times the ratio (not less than l(one)) of the Participant's final average monthly earnings at Severance from Service Date divided by final average monthly earnings at April 30, 1989. In the application of the formula as of April 30, 1989, the maximum offset allowed for the Social Security pension shall be 50% of the portion of the Participant's benefit based solely on his final average monthly earnings. The Participant's "final average monthly earnings" and the applicable "Social Security pension" shall be determined according to the definitions of those terms in the applicable prior McGraw-Edison plan at the respective dates of acquisition of those operations.

     All other provisions with respect to the Inflation Benefit shall be as stated in Section 11.30 of the Prior Plan, except the vesting provisions of
Section 4.05 of this Plan shall apply instead of the vesting provisions of the respective McGraw Plan, which were applicable prior to May 1, 1989.

SECTION 11.05. WAUKESHA ENGINE DIVISION. Subject to the further provisions of this Section 11.05, increases in a Participant's Accrued Benefit after the termination of the Prior Plan as of April 30, 1986, in subsection 4.01(c)(1)(C) which result from increases in a Participant's final average monthly earnings after April 30, 1986, shall continue to be provided under this Plan in the same manner as the Prior Plan with respect to Participants who became Prior Plan Participants upon the merger of the Pension Plan for Salaried Employees of Waukesha Engine Division, Waukesha, Wisconsin and Clinton, Iowa (the "Waukesha Predecessor Plan") into the Prior Plan. However, when Section 4.01(c)(1)(C) of this Plan is applied to determine such increases, final average monthly earnings shall be calculated as of April 30, 1989. The resulting benefit amount shall be multiplied times the ratio (not less than l(one)) of the Participant's final average monthly earnings at Severance from Service Date divided by final average monthly earnings at April 30, 1989. In addition, Participants in the Prior Plan as of April 30, 1986, who had a frozen benefit after transfer out of the Waukesha Predecessor Plan prior to the merger of that Plan into the Prior Plan shall have such frozen benefit determined in accordance with the following two sentences. The benefits so provided under this Section 11.05 shall be included in the pension benefit component of subsection (c)(1) of Section 4.01. The Participant's final average monthly earnings shall be calculated as defined in the Waukesha Predecessor Plan as of April 30, 1989 and as of the Participant's Severance from Service Date.

     All other provisions pertaining to the pension benefit component of subsection (c)(l)(C) of Section 4.01 with respect to Waukesha Predecessor Plan Participants shall be governed by Section 11.23 of the Prior Plan, except the vesting provisions of Section 4.05 of this Plan shall apply instead of the vesting provisions of Section 11.23 of the Prior Plan.

SECTION 11.06. RELIANCE INSURANCE COMPANY. Subject to the further provisions of this Section 11.06, increases in a Participant's Accrued Benefit after the termination of the Prior Plan as of April 30, 1986 in subsection 4.01(c)(1)(C) which result from increases in a Participant's final average monthly earnings after April 30, 1986, shall continue to be provided under this Plan in the same manner as the Prior Plan with respect to Participants who became Prior Plan Participants upon the merger of the Retirement Plan of Reliance Insurance Company (the "Reliance Predecessor Plan") into the Prior Plan. However, when
Section 4.01(c)(1)(C) of this Plan is applied to determine such increases, final average monthly earnings shall be calculated as of April 30, 1989. The resulting benefit amount shall be multiplied times the ratio (not less than l(one)) of the Participant's final average monthly earnings at Severance from Service Date divided by final average monthly earnings at April 30, 1989. The Participant's final average monthly earnings shall be as defined in the Reliance Predecessor Plan as of April 30, 1989, and as of the Participant's Severance from Service Date.

     All other provisions pertaining to the pension benefit component of subsection (c)(l)(C) of Section 4.01 with respect to the Reliance Predecessor Plan shall be governed by Section 11.19 of the Prior Plan, except the vesting provisions of Section 4.05 of this Plan shall apply instead of the vesting provisions of Section 11.19 of the Prior Plan.

     Article XII also contains provisions applicable to the Reliance Predecessor Plan.

SECTION 11.07. INTERNATIONAL-HOUGH DIVISION. Subject to the further provisions of this Section 11.07, increases in a Participant's Accrued Benefit after the termination of the Prior Plan as of April 30, 1986 in subsection 4.01(c)(1)(C), which resulted from increases in a Participant's Final Average Monthly Earnings after April 30, 1986, shall continue to be provided under this Plan in the same manner as the Prior Plan with respect to Participants who became Prior Plan Participants upon the inclusion of former International Harvester employees in the Prior Plan when such employees became employees of the International-Hough Division or related operations on or after November 1, 1982, but prior to July 1, 1983. However, Section 4.01(c)(1) shall be applied to determine such increases.

     All other provisions pertaining to the coordination of pension benefits between this Plan and the Predecessor Plan for former International-Hough employees shall be governed by Section 11.13 of the Prior Plan, except the vesting provisions of Section 4.05 of this Plan shall apply instead of the vesting provisions of Section 11.13 of the Prior Plan.

     Article XII also contains provisions applicable to former International-Hough employees.

SECTION 11.08. GALION: POWER TRANSMISSION: AND ELECTRA MOTORS SERVICE COORDINATION FROZEN AS OF 5/1/86. As of May 1, 1986, the combined 30-year limitation of Section 11.07 of the Prior Plan limiting credited service under the Consolidated Galion Salaried Employees Pension Plan (the "Galion Plan") and the Prior Plan shall be frozen such that "Credited Service" in the Prior Plan shall be fixed and remain constant at the number of years credited as of April 30, 1986. As of May 1, 1986, the pension benefit for service prior to May 1, 1976, for each Participant whose benefit under the Galion Plan was merged into the Prior Plan as of the latter date shall be frozen as if such Participant's Severance from Service Date occurred on the former Date. The calculation of such benefit shall be in accordance with Section 11.07 of the Prior Plan. The accrued benefit with respect to the Galion Plan shall then be fixed and remain constant on or after May 1, 1986, based on the determination of the benefit as of April 30, 1986.

     With respect to the pension benefit component of subsection 4.01(c)(1)(C) and for purposes of the 35-year maximum on Credited Service for the pension benefit in Section 4.01, the number of years of "Credited Service" under the Prior Plan as of April 30, 1986, shall be the number of years of Credited Service completed by the Participant in the Prior Plan over the period from May 1, 1976, through April 30, 1986.

     As of May 1, 1986, the combined 30-year limitation of Section 11.18 of the Prior Plan limiting credited service under the Power Transmission Equipment Salaried Employees Pension Plan (the "Power Transmission Plan") and the Prior Plan shall be frozen such that "Credited Service" in the Prior Plan shall be fixed and remain constant at the number of years credited as of April 30, 1986. As of May 1, 1986, the pension benefit for service prior to May 1, 1976, for each Participant whose benefit under the Power Transmission Plan was merged into the Prior Plan as of the latter date shall be frozen as if such Participant's Severance from Service Date occurred on the former Date. The calculation of such benefit shall be in accordance with Section 11.18 of the Prior Plan. The accrued benefit with respect to the Power Transmission Plan shall then be fixed and remain constant on or after May 1, 1986, based on the determination of the benefit as of April 30, 1986.

     With respect to the pension benefit component of subsection 4.01(c)(1)(C) and for purposes of the 35-year maximum on Credited Service for the pension benefit in Section 4.01, the number of years of "Credited Service" under the Prior Plan as of April 30, 1986, shall be the number of years of service credited to the Participant in the Prior Plan as of April 30, 1986.

     As of May 1, 1986, the combined 30-year limitation of Section 11.08 of the Prior Plan limiting Credited Service under the Electra such Participant's Severance from Service Date occurred on the former date. The calculation of such benefit shall be in accordance with Section 11.14 of the Prior Plan. The accrued benefit with respect to the Jeffrey Plan shall then be fixed and remain constant on and after May 1, 1986, based on the determination of such benefit as of April 30, 1986.

     With respect to the pension benefit component of subsection 4.01(c)(1)(C) and for purposes of the 35-year maximum on Credited Service for the pension benefit in Section 4.01, the number of years of "Credited Service" under the Prior Plan as of April 30, 1986, shall be the number of years of Credited Service completed by the Participant in the Prior Plan over the period from May 1, 1976, through April 30, 1986.

SECTION 11.09. JEFFREY BENEFIT FROZEN AS OF 5/1/86. As of May 1, 1986, the pension benefit for service prior to May 1, 1976, for each Participant whose benefit under the Consolidated Jeffrey Salaried Employees Pension Plan (the "Jeffrey Plan") was merged into the Prior Plan as of the latter date shall be frozen as if such Participant's Severance from Service Date occurred on the former date. The calculation of such benefit shall be in accordance with
Section 11.14 of the Prior Plan. The accrued benefit with respect to the Jeffrey Plan shall then be fixed and remain constant on and after May 1, 1986, based on the determination of such benefit as of April 30, 1986.

     With respect to the pension benefit component of subsection 4.01(c)(1)(C) and for purposes of the 35-year maximum on Credited Service for the pension benefit in Section 4.01, the number of years of "Credited Service" under the Prior Plan as of April 30, 1986, shall be the number of years of Credited Service completed by the Participant in the Prior Plan over the period from May 1, 1976, through April 30, 1986.

SECTION 11.10. PILOT RETIREMENT PROVISIONS. Effective May 1, 1989, benefits accrued, including any special early retirement factors, under this Plan for Participants who are employed by an Employer or the Company in a capacity which includes the ability to command an aircraft while in flight on or after May 1, 1986 and who have not had a Severance from Service Date as of May 1, 1989, shall be as determined in accordance with Article IV of this Plan without adjustment or recalculation, except as follows: Such benefits accrued shall be at least equal to the benefit determined as of April 30, 1989 for such Participants according to the following provisions describing the method to determine such April 30, 1989 benefits accrued:

     (a) A Participant who attains Age 60, who is employed by an Employer or the Company in a capacity which includes as part thereof, the duty to, the responsibility for, or the ability to assume, command of an aircraft while in flight and who elects to retire or who is retired by the Employer or Company by reason of a physical disability for which benefits are not payable under any long term disability plan maintained by the Employer or Company or by reason of a disqualification from the Company employment position requirements respecting the command of an aircraft shall be eligible for a monthly pension benefit computed as follows:

               For each Participant a basic monthly pension equal to the amount specified in Section 4.01. Provided, however, that for purposes of determining Social Security Pension, such amount shall be determined in accordance with the provisions of Section 1.46 applicable to a Participant with a Severance from Service Date prior to attainment of Age 65 but without the assumption that compensation will continue until attainment of Age 65.

          Such monthly pension shall commence on the first day of the month coincident with or next following the date on which the Participant attains Age 60.

          In the case of a Participant who continues in employment with the Employer or Company after he attains Age 60, such Participant's monthly pension benefit shall be equal to the greater of (1) the monthly pension benefit computed above, which would have been payable if the Participant had retired at Age 60, or (2) the monthly pension benefit computed under Section 4.01 or Section 4.02 of the Plan, whichever is applicable, considering the Participant's Age and years of Credited Service at the time of actual retirement.

     (b) A Participant who attains at least Age 55 but prior to Age 60 and who, except for attaining Age 60, meets the eligibility requirements described in this Section 11.10, above, shall be eligible for a monthly pension benefit computed as follows:

               For each Participant, a basic monthly pension equal to the amount defined in Section 4.01 with the component of such benefit in respect of Credited Service prior to May 1, 1986 reduced by 1/4th of 1% for each full month by which he is less than Age 60 on his actual retirement date and the benefit component for Credited Service from May 1, 1986 through

               April 30, 1989 reduced to an Actuarial Equivalent amount with such Actuarial Equivalent based on no reduction on or after Age
               60. Provided, however, that for purposes of determining Social Security Pension, such amount shall be determined in accordance with the provisions of Section 1.46 applicable to Participant with a Severance from Service Date prior to attainment of Age 65 but assuming that compensation will continue until attainment of Age 60.

               Such monthly pension shall commence on the first day of the month coincident with or next following the Participant's actual retirement date.

               In the case of a Participant whose employment terminates and who retires after attaining Age 55 and prior to attaining Age 65 and a time when he was not employed in a capacity described in this Section 11.10, but was employed in such capacity at the time he attained Age 55, such Participant's monthly pension shall be equal to the greater of: (1) the monthly pension computed above, which would have been payable if the Participant had retired on the last date he was employed in such capacity, or (2) the monthly pension computed under
          Section 4.02 considering the Participant's Age and years of Credited Service at the time of actual retirement.

     (c) A Participant whose employment terminates prior to attaining Age 55 and at a time when he was employed in a capacity described in this
          Section 11.10, above, or who was not employed in such capacity on or after attaining Age 55, shall have his monthly pension, if any, determined under Article IV of the Plan and shall not be eligible for any benefits described in this Section.

SECTION 11.11. BAY STATE ABRASIVES. Section 11.03 of the Prior Plan provides the formula for determining the Accrued Benefit as of April 30, 1986 related to subsection (c)(l)(C) of Section 4.01 of this Plan. In subsection (a)(2) of
Section 11.03 of the Prior Plan, a minimum monthly benefit is provided for each full year of credited service as defined in The Bay States Abrasives Restated Pension Plan (the "Predecessor Plan") as of June 30, 1974. For any active Participant or transferred Participant with frozen benefits in this Plan who is entitled to such minimum monthly benefits and who has an Hour of Service on or after November 1, 1987 and whose Severance from Service Date occurs on or after November 1, 1987, the minimum monthly benefit multiplier shall be $14.00. This $14.00 benefit multiplier so provided hereunder shall be included in the pension benefit component of subsection 4.01(c)(1)(C) and shall continue to be reduced as provided in subsection (d). All other provisions pertaining to the pension benefit component of subsection 4.01(c)(1)(C) with respect to Predecessor Plan participants shall be governed by Section 11.03 of the Prior Plan, except the vesting provisions of Section 4.05 of this Plan shall apply instead of the vesting provisions of Section 11.03 of the Prior

SECTION 11.12. DRESSER-RAND COMPANY, ACQUISITION OF MACHINERY REPAIR DIVISION, BOSTON, MASSACHUSETTS. Following are provisions describing the benefits payable from the Plan for employees of the Dresser-Rand Company's (DR) Machinery Repair Division in Boston, Massachusetts, who accepted employment with the Company as of July 1, 1989. Any such employee who joined DR effective January 1, 1987 or a later date of transfer prior to July 1, 1989 with periods of Continuous Service with the Company prior to January 1, 1987 or a later date of direct transfer from the Company to DR, shall have such periods aggregated with periods of Continuous Service subsequent to July 1, 1989 for all purposes under this Plan. Section

12.03 explains the benefits earned under this Plan for such periods of employment with the Company.

     Each such employee who accepted employment with the Company shall become an active Participant of this Plan as of July 1, 1989, subject to the eligibility provisions of Section 2.01. The benefits for each such Participant under this Plan for all periods of Credited Service shall be determined according to all terms of this Plan as amended effective May 1, 1989. Benefits provided in
Section 12.03 shall no longer be applicable to such Participants. Benefits under this Plan shall be determined solely under this Section 11.12 and the applicable sections of Article IV.

     Employment with DR between January 1, 1987 and July 1, 1989 shall be counted as Continuous Service under this Plan but shall not be counted as Credited Service under this Plan. Continuous Service shall be counted toward Vesting Service which determines eligibility for retirement benefits, participation in the Plan and appropriate early retirement factors.

SECTION 11.13. ACQUISITION OF NORRIS CITY OPERATION. Following are provisions describing the benefits payable from the Plan for Participants who are former employees of The Norris City Products Corporation, (NCPC), a subsidiary of Ajax Engineering Corporation, who accepted employment with the Predecessor Company as of March 1, 1990. Each such Employee became an active Participant of this Plan as of March 1, 1990, subject to the eligibility provisions of Section 2.01. The benefits for each such Participant under this Plan shall be based only on Credited Service after March 1, 1990 and shall be determined according to the terms of the DIICSR Plan as amended effective May 1, 1989 and only on the formula stated in Plan Sections 4.01(a), (b)(1), and (b)(2). Employment with NCPC shall be counted as Continuous Service under this Plan but shall not be counted as Credited Service under this Plan. Continuous Service shall be counted toward Vesting Service which determines eligibility for retirement benefits and participation in the Plan.

SECTION 11.14. ACQUISITION OF BAKER HUGHES TOOL DIAMOND PRODUCTS COMPANY. Following are provisions describing the benefits payable from the Plan for Participants who are former employees of the Baker Hughes Tool Diamond Products Company (BHTDPC) who accepted employment with the Predecessor Company as of August 1, 1990. Each such Employee became an active Participant of the DIISCR Plan as of August 1, 1990 subject to the eligibility provisions of Section 2.01. The benefits for each such Participant under this Plan shall be based only on Credited Service after August 1, 1990 and shall be determined solely according to the terms of this Plan only on the formula stated in Plan Sections 4.01 (a),
(b)(1) and (b)(2).


     Employment with BHTDPC prior to August 1, 1990 shall be counted as Continuous Service under this Plan but shall not be counted as Credited Service under this Plan. Continuous Service shall be counted toward Vesting Service which determines eligibility for retirement benefits and participation in the Plan.

SECTION 11.15. EARLY RETIREMENT FACTORS FOR PREDECESSOR PLAN BENEFIT COMPONENTS. The early retirement factors for Predecessor Plan Participants whose Predecessor Plan benefits are determined under Section 4.02 shall be determined from subparagraph (a) below. Early retirement factors for Participants for benefits which are based on Section 4.05 shall be determined from subparagraph (b) below.

     (a) The applicable pension benefit component of subsection 4.01(c)(1)(C) shall be reduced by multiplying such component by the applicable early retirement factor in the event that the Participant's Severance from Service Date occurs after Age 55 and such benefits commence prior to the Participant's Normal Retirement Date. Such factors shall be applied in accordance with the respective section of Article XI of the Prior Plan. The following Table A provides a summary of the factors. The Table A shall be a summary only. The specific provisions that govern determination of benefits shall be the respective section of
          Article XI of the Prior Plan.

     (b) The applicable pension benefit component of Section 4.01 (c)(l)(C) shall be reduced by multiplying such component by the applicable early retirement factor in the event that the Participant's Severance from Service Date occurs before the Participant's Age 55. These factors shall be applied in accordance with the respective section of Article XI of the Prior Plan. The following Table B provides a summary of the factors. The Table B shall be a summary only. The specific provisions that govern determination of benefits shall be the respective section of Article XI of the Prior Plan.

                                     TABLE A

   Age at
Commencement
 of Benefits     A         B         C         D         E         F         G         H         I         J         K
- ------------------------------------------------------------------------------------------------------------------------
     55        .5000     .5000     .5000     .7900     .4310     .5500     .6500     .4641     .4000     .6000     .3333
     56        .5333     .5330     .5333      .820     .4720     .5800     .7000     .4973     .4600     .6400     .4000
     57        .5667     .5670     .5667     .8500     .5160     .6100     .7500     .5336     .5200     .6800     .4667
     58        .6000     .6000     .6000     .8800     .5580     .6400     .8000     .5735     .5800     .7200     .5333
     59        .6333     .6330     .6400     .9100     .6000     .6700     .8500     .6173     .6400     .7600     .6000
     60        .6667     .6670     .7000     .9400     .6460     .7000     .9000     .8500     .7000     .8000     .6667
     61        .7333     .7330     .7600     .9700     .7180     .7600     .9200     .8800     .7600     .8400     .7333
     62        .8000     .8000     .8200    1.0000     .7900     .8200     .9400     .9100     .8200     .8800     .8000
     63        .8667     .8670     .8800    1.0000     .8620     .8800     .9600     .9400     .8800     .9200     .8667
     64        .9333     .9330     .9400    1.0000     .9340     .9400     .9800     .9700     .9400     .9600     .9333
     65       1.0000    1.0000    1.0000    1.0000    1.0000    1.0000    1.0000    1.0000    1.0000    1.0000    1.0000

The above factor sets shall apply to the respective Predecessor Plan as follows:

SET                      PREDECESSOR PLAN (S)

- --------------------------------------------------------------------------------
A MIC/MMIC Employees (Turbodyne, Electric Machinery, Worthington Pump & Compressor & Masoneilan, and Service Division)

B    Marion Power Shovel

C    Bay States Abrasives

D International-Hough (offset to Prior Plan benefit if retirement eligible and satisfied the age requirement at acquisition date)

E International-Hough (offset to Prior Plan benefit if not retirement eligible or did not meet age requirement at acquisition date)

F    Reliance Insurance Company, other than rule of 85

G    Reliance Insurance Company rule of 85

H    Waukesha

I    Turbodyne (Wellsville)

J B&W (less than 15 years service or does not meet rule of 75, factor is 1.0 if both requirements are met)

K Electric Machinery; Worthington Pump and Compressor; Masoneilan Division; McGraw Edison Service Division

                                     TABLE B

   Age at
Commencement
 of Benefits     A         B         C         D         E         F
- ----------------------------------------------------------------------
     55        .4199     .5000     .5000     .4310     .4000     .3333
     56        .4538     .5333     .5330     .4720     .4600     .4000
     57        .4912     .5667     .5670     .5160     .5200     .4667
     58        .5327     .6000     .6000     .5580     .5800     .5333
     59        .5788     .6333     .6330     .6000     .6400     .6000
     60        .6302     .6667     .6670     .6460     .7000     .6667
     61        .6877     .7333     .7330     .7180     .7600     .7333
     62        .7522     .8000     .8000     .7900     .8200     .8000
     63        .8248     .8667     .8670     .8620     .8800     .8667
     64        .9069     .9333     .9330     .9340     .9400     .9333
     65       1.0000    1.0000    1.0000    1.0000    1.0000    1.0000

The above factor sets shall apply to the respective Predecessor Plan as follows:

SET                      PREDECESSOR PLAN (S)
- --------------------------------------------------------------------------------
A    Bay State Abrasives, Reliance Insurance Company, B&W, and Waukesha

B MIC/MMIC Employees (Turbodyne, Electric Machinery, Worthington Pump & Compressor & Masonelian, and Service Division)

C    Marion Power Shovel

D    International-Hough (offset to Prior Plan benefit)

E    Turbodyne (Wellsville)

F Electric Machinery; Worthington Pump and Compressor; Masoneilan Division; McGraw Edison Service Division

                     ARTICLE XII - JOINT VENTURES AND SALES

SECTION 12.01. IDECO JOINT VENTURE. Increases in a Participant's accrued benefit under the Prior Plan that would have taken place after the termination of the Prior Plan as of April 30, 1986 in accordance with subsection 11.29(b)(3)(B) of the Prior Plan had the Prior Plan not terminated shall be provided under this Plan with respect to Participants who became "Eligible Retained Employees" as defined in Section 11.29 of the Prior Plan upon the incorporation of IRI International Corporation by Ingersoll-Rand Company and the Company pursuant to the Stockholder Agreement among Ingersoll-Rand Company, Ingersoll-Rand Oilfield Products Company, and the Company dated as of July 30, 1985.

     There shall be no benefits under Section 4.01 of this Plan for such Participants. An Eligible Retained Employees' benefits under this Plan and the Prior Plan shall be determined solely by reference to this Section 12.01 and
Section 11.29 of the Prior Plan.

     Further provided that for the purposes of calculating the increases in a Participant's accrued benefit that shall be payable under this Plan,

     (i) "Average Annual Compensation" and "Compensation" shall be as defined in Section 11.29 of the Prior Plan, Social Security Pension shall be as defined in Section 1.46 of this Plan. Average Annual Compensation and the Social Security Pension shall be calculated as of April 30, 1989 and the formula in subsection 11.29(b)(3)(B) of the Prior Plan shall be applied. The resulting benefit amount shall be multiplied times the ratio (not less than l(one)) of the Participant's Average Annual Compensation at Severance from Service Date divided by the Participant's Average Annual

          Compensation at April 30, 1989. In application of this formula as of April 30, 1989, the maximum offset allowed for the Social Security Pension shall be 50% of the Participant's benefit based solely on his Average Annual Compensation

     (ii) when calculating the benefit in accordance with subsection 11.29(b)(3)(A) of the Prior Plan, the sum of the benefit amount as determined (i) under the vesting schedule provisions of Section 4.05 of this Plan plus (ii) the vested benefit provided by the Prior Plan, and when calculating the benefit in accordance with subsection 11.29(b)(3)(B) of the Prior Plan, the benefit amount shall be the vested benefit amount based on 100% vesting after completion of ten
          (10) years of Vesting Service as defined in Section 11.29 of the Prior Plan. Effective May 1, 1989 for Participants who complete an Hour of Service on or after May 1, 1989, the 10 years is reduced to five (5) years.

     Notwithstanding any other provision of the plan, the accrued benefit of any Participant who was an "Eligible Retained Employee" as defined in Section 11.29 of the Prior Plan shall be frozen effective January 1, 1995. Provided, further, that any such Participant shall have his Continuous Service under the Plan frozen on January 1, 1995 and shall not be eligible to receive benefits from this Plan until such Participant terminates employment with IRI International, Inc., or any successor thereof.

SECTION 12.02. M-I DRILLING FLUIDS CO. Following are provisions describing the benefits payable from the Plan for Employees of the Company as of December 11, 1986 who become employees of the M-I Drilling Fluids Co. ("M-I") on December 12, 1986, or thereafter, pursuant to the Organizational Agreement between the Company and Halliburton Company which established the M-I Drilling Fluids Co., effective December 12, 1986. M-I is a general partnership organized under the laws of the State of Texas.

     Each formerly active Plan Participant shall be considered an inactive Plan Participant and the benefit amount payable from the Plan shall be computed according to the provisions of the appropriate Section of Article IV as in effect on January 1, 1987 in the case of a Plan Participant who transfers employment directly from the Company to M-I before January 1, 1987, considering the date of transfer as the Severance from Service Date for the purpose of computing Credited Service, but considering December 31, 1986 as the date of transfer for the purpose of measuring Final Average Monthly Earnings. For any Plan Participant who transfers employment directly from the Company to M-I after December 31, 1986, the date of such transfer shall be considered the Severance from Service Date for purposes of computing Credited Service and Final Average Monthly Earnings in Article IV. Provided, further, that each such former Employee's service with M-I commencing on such Employee's first day of employment with M-I shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for retirement benefits) and eligibility for Plan participation and no participant shall be eligible to commence benefits under this Plan until such participant terminates employment with M-I, or any successor thereof.

     For those transferred Plan Participants who transfer on and after December 12, 1986 but not later than April 1, 1987 and whose combined age and Vesting Service as of December 12, 1986 equals or exceeds seventy-five (75), an additional benefit shall be payable from this Plan based on Credited Service accrued as of December 11, 1986. This benefit shall be called the "75 Benefit". The amount of the 75 Benefit shall be the excess of (ii) over (i) as follows:

     (i) the benefit accrued as of December 31, 1986 under this Plan, utilizing Compensation prior to January 1, 1987 for purposes of computing Final Average Monthly Earnings and the Social Security Pension

     (ii) the benefit accrued as of December 31, 1986 under this Plan considering compensation (as defined in Section 1.12 of this Plan) with M-I on and after December 31, 1986 and up to April 30, 1989 to be Plan Compensation, plus, where necessary, Plan Compensation prior to January 1, 1987 for purposes of computing Final Average Monthly Earnings and the Social Security Pension.

For any Participant to whom this 75 Benefit applies, the provisions of subsection (c)(l) of Section 4.01 of this Plan shall apply to the calculation in subparagraph (ii) above. The adjustments to the monthly Social Security Pension offsets in Section 4.01(c)(1)(A) and (B) shall apply. The adjustments shall also apply to the calculation of the benefit amount stated in the second paragraph of this Section 12.02 for Participants who are covered by this 75 Benefit. This 75 Benefit shall be vested in the manner prescribed in Section
4.05 for all other benefits payable from this Plan. The respective last paragraphs of Sections 4.01 and 4.02 shall apply to the benefit determined under this Section 12.02.

SECTION 12.03. DRESSER-RAND COMPANY. Following are provisions describing the benefits payable from the Plan for Employees of the Company as of December 31, 1986 who became employees of the Dresser-Rand Company ("DR") on January 1, 1987, pursuant to the Organizational Agreement between the Company and

Ingersoll-Rand which established the Dresser-Rand Company effective January 1, 1987. DR is a general partnership organized under the laws of the State of New York.

     Each formerly active Plan Participant shall be considered an inactive Plan Participant and the benefit amount payable from the Plan shall be computed according to the provisions of the appropriate Section of Article IV as in effect on January 1, 1987 but considering December 31, 1986 as the Severance from Service Date for the purpose of computing Credited Service and Final Average Monthly Earnings. For any Plan Participant who transfers employment directly from the Company to DR after January 1, 1987, the date of such transfer shall be considered the Severance from Service Date for purposes of computing Credited Service and Final Average Monthly Earnings in Article IV. Provided, further, that each such former Employee's service with DR commencing on such Employee's first day of employment with DR shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for retirement benefits) and eligibility for Plan participation and no participant shall be eligible to commence benefits under this Plan until such participant terminates employment with DR, or any successor thereof.

     For any Plan Participant who has a Retirement Date prior to April 1, 1987 but who has transferred employment to DR effective January 1, 1987, the retirement benefit (including benefits accrued from January 1, 1987 to Retirement Date, or March 31, 1987, if later) shall be paid from this Plan. However, the benefit accruals from January 1, 1987 to Retirement Date (with no accruals after March 31, 1987) shall be computed according to the benefit formula in accordance with provisions of this Plan.

     The plan established by DR for salaried employees shall transfer, as soon as practicable, to this Plan an aggregate single sum present value of the benefits accrued from January 1, 1987 through the respective Retirement Dates for such retired participants calculated using the principles of Financial Accounting Standards Board Statement 87 and calculated in the same manner and under the same actuarial assumptions as provided in the latest applicable valuation report for the Plan with an interest rate of 8.75% per annum.

     The transfer of assets and liabilities provided above shall be subject to the provisions of Plan Section 10.08.

SECTION 12.04. KONGSBERG DRESSER POWER. INC. Effective June 21, 1985, certain Employees of the Company who were Participants in the Dresser Industries, Inc. Retirement Income Plan Under ERISA (the "Prior Plan") were transferred to employment with Kongsberg Dresser Power, Inc.

     Each active Employee of the Company who was covered by the Prior Plan and who on or after June 21, 1985 was transferred to covered employment with Kongsberg Dresser Power, Inc. continued to be an "Employee" as defined in
Section 1.16 of the Prior Plan and continued to be an active Participant in the Prior Plan. Each such Employee continued to accrue Continuous Service and Credited Service according to the provisions of the Prior Plan with respect to service with Kongsberg Dresser Power, Inc. Compensation from Kongsberg Dresser Power, Inc. was considered Plan Compensation in the Prior Plan, and each such Employee continued to make contributions to the Prior Plan in accordance with
Section 3.01 of the Prior Plan.

     When the Prior Plan was terminated as of April 30, 1986, Employees who were Participants of the Prior Plan automatically became Participants of this Plan effective May 1, 1986 if such Participants met the other requirements of Section
2.01.  Effective

January 1, 1987, Employees of Kongsberg Dresser Power, Inc. became employees of the Dresser-Rand Company (DR) pursuant to the Organizational Agreement between the Company and Ingersoll-Rand which established the Dresser-Rand Company, effective January 1, 1987. At that time, Kongsberg Employees who were Plan Participants were allowed a one-time option to participate in the defined contribution plan sponsored by Kongsberg Dresser Power, Inc. or to participate in the plan established by DR for salaried employees. For those Employees who elected to participate in such DR Plan, the provisions of Section 12.02 shall apply.

SECTION 12.05. WESTERN ATLAS. Following are provisions describing the benefits payable from the Plan for Employees of the Company as of April 30, 1987 who become employees of Western Atlas International, Inc. ("W-A") on May 1, 1987, or thereafter, pursuant to the Amalgamation Agreement between the Company and Litton Industries, Inc. which established Western Atlas, Inc., effective May 1, 1987.

     Each formerly active Plan Participant shall be considered an inactive Plan Participant and the benefit amount payable from the Plan shall be computed according to the provisions of the appropriate Section of Article IV as in effect on April 30, 1987 in the case of a Plan Participant who transfers employment directly from the Company to W-A on May 1, 1987 considering the date of transfer as the Severance from Service Date for purposes of computing Credited Service and Final Average Monthly Earnings. For any Plan Participant who transfers employment directly from the Company to W-A after May 1, 1987, the date of such transfer shall be considered the Severance from Service Date for purposes of computing Credited Service and Final Average Monthly Earnings in Article IV. Provided, further, that each such former Employee's service with W-A commencing on such Employee's first day of employment with W-A shall be counted as Continuous Service under this Plan for the purpose of determining Vesting

Service (which determines eligibility for Plan participation, eligibility for retirement benefits, and eligibility for appropriate early retirement reduction factors), and no inactive Plan Participant shall be eligible to commence benefits under this Plan until such inactive Plan Participant terminates employment with W-A, or any successor thereof.

     For those transferred Plan Participants who transfer on May 1, 1987 and whose combined age and service as of May 1, 1987 equals or exceeds seventy-five
(75), an additional benefit shall be payable from this Plan based on Credited Service accrued as of April 30, 1987. This benefit shall be called the "75 Benefit". The amount of the 75 Benefit shall be the excess of (ii) over (i) as follows:

     (i) the benefit accrued as of April 30, 1987 under this Plan, utilizing Compensation prior to May 1, 1987 for purposes of computing Final Average Monthly Earnings and the Social Security Pension;

     (ii) the benefit accrued as of April 30, 1987 under this Plan considering compensation (as defined in Section 1.12 of this Plan) with W-A on and after April 30, 1987 and up to April 30, 1989 to be Plan Compensation for purposes of computing Final Average Monthly Earnings and the Social Security Pension.

     For any Participant to whom this 75 Benefit applies, the provisions of subsection (c)(1) of Section 4.01 of this Plan shall apply to the calculation in subparagraph (ii) above. The adjustments to the monthly Social Security Pension offsets in Section 4.01(c)(1)(A) and (B) shall apply. The adjustments shall also apply to the calculation of the benefit amount stated in the second paragraph of this Section 12.05 for Participants who are covered by this 75 Benefit. This 75 Benefit shall be vested in the manner prescribed in Section 4.05 for all other benefits payable from this Plan. The respective last paragraphs of Sections 4.01 and 4.02 shall apply to the benefit determined under this Section 12.05.

SECTION 12.06. SWACO GEOLOGRAPH. Following are provisions describing the benefits payable from the Plan for Employees of the Company as of August 31, 1987 who became employees of the SWACO Geolograph Company (SGC) on September 1, 1987, pursuant to the Organization Agreement between the Company and Geolograph-Pioneer, Inc. which established the SWACO Geolograph Company effective
September 1, 1987. SGC was a general partnership organized under the laws of the State of Texas.

     Each formerly active Plan Participant shall be considered an inactive Plan Participant and the benefit amount payable from the Plan shall be computed according to the provisions of the appropriate Section of Article IV as in effect on August 31, 1987 in the case of a Plan Participant who transferred employment directly from the Company to SGC on September 1, 1987, considering August 31, 1987 as the Severance from Service Date for the purpose of computing Credited Service in Article IV. Final Average Monthly Earnings shall consider earnings with SGC through December 31, 1987, for purposes of Article IV. For any Plan Participant who transferred employment directly from the Company to SGC after September 1, 1987, and before November 1, 1989 the date of such transfer shall be considered the Severance from Service Date for purposes of computing Credited Service and Final Average Monthly Earnings in Article IV. Provided, further, that each such former Employee's service with SGC commencing on such Employee's first day of employment with SGC shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for Plan participation, eligibility for retirement benefits, and eligibility for appropriate early retirement reduction factors), and no inactive Plan Participant shall be eligible to commence benefits under this Plan until such inactive Plan Participant terminates employment with SGC, or any successor thereof.

     For those transferred Plan Participants who transferred on September 1, 1987, whose severance from service from SGC occurs on or after the 61st day following August 31, 1987, and whose combined age and Vesting Service as of September 1, 1987 equaled or exceeded seventy-five (75), an additional benefit shall be payable from this Plan based on Credited Service accrued as of August 31, 1987. This benefit shall be called the "75 Benefit". The amount of the 75 Benefit shall be the excess of (ii) over (i) as follows:

     (i) the benefit accrued as of August 31, 1987 provided in accordance with the paragraph immediately preceding;


     (ii) the benefit accrued as of August 31, 1987 under this Plan considering compensation (as defined in Section 1.12 of this Plan) with SGC on and after September 1, 1987 and up to April 30, 1989 to be Plan Compensation for purposes of computing Final Average Monthly Earnings and the Social Security Pension.

     For any Participant to whom this 75 Benefit applies, the provisions of subsection (c)(1) of section 4.01 of this Plan shall apply to the calculation in subparagraph (ii) above. The adjustments to the monthly Social Security offsets in Section 4.01(c)(1)(A) and (B) shall apply. The adjustments shall also apply to the calculation of the benefit amount stated in the second paragraph of this
Section 12.06 for Participants who are covered by this 75 Benefit. This 75 Benefit shall be vested in the manner prescribed in

Section 4.05 for all other benefits payable from this Plan. The respective last paragraphs of Sections 4.01 and 4.02 shall apply to the benefit determined under this Section 12.06.

     Effective November 1, 1989, the Company acquired SGC and all employees of SGC became Employees of the Company. The SWACO Division of the Company was formed. Each employee of SGC as of October 31, 1989 became an active Plan Participant of this Plan, subject to the eligibility provisions of Section 2.01. The benefits for each such Participant under this Plan for any Credited Service attributable to Periods of Service from November 1, 1989 to May 7, 1990 shall be determined according to all terms of this Plan as amended effective May 1, 1989. Employment from September 1, 1987 through October 31, 1989 with SGC shall be counted as Continuous Service under this Plan but shall not be counted as Credited Service under this Plan.

     Effective May 7, 1990, for all pension purposes, employees of the SWACO Division of the Company became employees of M-I (as defined in Section 12.02) on May 7, 1990 pursuant to the Organization Agreement between the Company and Halliburton Company effective May 1, 1990.

     As of May 7, 1990, each formerly active Plan Participant is considered an inactive Plan Participant and the benefit amount payable shall be computed according to the provisions of the appropriate Section of Article IV as in effect on May 7, 1990 in the case of a Plan Participant who transfers employment directly from the Company to M-I on May 7, 1990, considering May 7, 1990 as the Severance from Service Date for the purpose of computing Credited Service in
Article IV. Final Average Monthly Earnings shall consider earnings with the Company through May 7, 1990, for purposes of Article IV. For any Plan Participant who transfers employment directly from the Company to M-I after May 7, 1990, the date of such transfer shall be considered the Severance from

Service Date for purposes of computing Credited Service and Final Average Monthly Earnings in Article IV. Provided, further, that each such former Employee's service with M-I commencing on such Employee's first day of employment with M-I shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for Plan participation, eligibility for retirement benefits, and eligibility for appropriate early retirement reduction factors), and no inactive Plan Participant shall be eligible to commence benefits under this Plan until such inactive Plan Participant terminates employment with M-I, or any successor thereof.

     The 75 Benefit of this Section 12.06 shall continue to apply to Participants originally covered by it on September 1, 1987, with respect to their service to that date.

SECTION 12.07. B-J TITAN. As of April 1, 1985, the BJ-Titan Services Company ("BJ-Titan") was established. Section 11.27 of the Prior Plan contains provisions describing the benefits payable from the Prior Plan for former employees of the Company as of March 31, 1985 who became employees of BJ-Titan on April 1, 1985, or thereafter, pursuant to a business venture agreement between the Company and Hughes Tool Company ("Hughes") and certain Hughes affiliates. B-J Titan was organized as a general partnership under the laws of the State of Texas.

     Between April 1, 1985, and July 21, 1988 employees who were transferred both to and from BJ-Titan by the Company and Hughes and certain Hughes' affiliates, in accordance with the written agreement between BJ-Titan, the Company and Hughes, shall be credited for vesting and retirement plan eligibility purposes with all service with each employer as if each employer was a member of the same controlled group. Therefore, for any Employee or former Employee who was directly transferred to B-J Titan from the Company or Hughes (or the affiliates of either), or directly from B-J Titan to the Company or Hughes (or the affiliates of either) between April 1, 1985, and July 21, 1988 service with B-J Titan, Hughes, or the affiliates of either shall be counted as Continuous Service under this Plan and the Prior Plan for the purpose of determining Vesting Service (which determines eligibility for Plan participation, eligibility for retirement benefits, and eligibility for appropriate early retirement reduction factors). No such former Employee shall be eligible to commence any benefits under this Plan until such former Employee terminates employment with B-J Titan, the Company, Hughes, or their affiliates, or any successor thereof.

     On July 21, 1988, B-J Titan became a part of Baker Hughes. The respective employees who were accruing vesting and retirement plan eligibility service with B-J Titan immediately before July 21, 1988 shall continue to accrue such service under this Section 12.07 as Baker Hughes employees.

SECTION 12.08. DRESSER LEASING SALE. Following are provisions describing the benefits payable from the Plan for Employees of the Company as of October 31, 1987 who accepted employment with the Sovran Financial Corporation (the "Buyer") on November 1, 1987 pursuant to the August 13, 1987 Agreement between the Company and the Buyer, effective November 1, 1987. The Buyer is a Virginia Corporation.

     Each former Employee who accepts such employment shall be referred to as a Transferred Employee. For a Transferred Employee, October 31, 1987 shall be considered the Severance from Service Date for the purpose of computing Credited Service, Final Average Monthly Earnings and the Social Security Pension and, hence, determining the Accrued Benefit as of October 31, 1987, under the Plan under the terms of the Plan as in effect on October 31, 1987. Provided, further, that each such former

Employee's service with the Buyer commencing on such Employee's first day of employment with the Buyer shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for retirement benefits, determination of early retirement factors, and eligibility for Plan participation) and no such Participant shall be eligible to commence benefits under this Plan until such Participant terminates employment with Sovran Financial Corporation, or any successor thereof.


SECTION 12.09. RELIANCE STANDARD LIFE. Following are provisions describing the benefits payable from the Plan for Employees of the Company as of November 6, 1987 who accepted employment with the RSL Holding Company, Inc. (the "Buyer") on November 7, 1987 pursuant to the May 29, 1987 Agreement between the Company and the Buyer, effective November 7, 1987. The Buyer is a Delaware Corporation.

     Each former Employee who accepts such employment shall be referred to as a Transferred Employee. For a Transferred Employee, November 6, 1987 shall be considered the Severance from Service Date for the purpose of computing Credited Service, Final Average Monthly Earnings and the Social Security Pension and, hence, determining the Accrued Benefit as of November 6, 1987 under the Plan under the terms of the Plan as in effect on November 6, 1987. Provided, further, that each such former Employee's service with the Buyer commencing on such Employee's first day of employment with the Buyer shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for retirement benefits, determination of early retirement factors, and eligibility for Plan participation) and no such Participant shall be eligible to commence benefits under this Plan until such

Participant terminates employment with RSL Holding Company, Inc., or any successor thereof.

SECTION 12.10. BAY STATE ABRASIVES/GENERAL ABRASIVE DIVESTITURE. Following are provisions describing the benefits payable from the Plan for Employees of the Company as of June 30, 1988 who accept employment with Abrasive Industries Inc. (the "Buyer") as of July 1, 1988 pursuant to the May 20, 1988 Agreement between the Company and the Buyer, effective July 1, 1988.

     Each Employee of the Company as of June 30, 1988 who accepts such employment shall be a "Transferred Participant". For a Transferred Participant, June 30, 1988 shall be considered the Severance from Service Date for the purpose of computing Credited Service, Final Average Monthly Earnings and the Social Security Pension and, hence, determining the Accrued Benefit as of June 30, 1988 under the Plan under the terms of the Plan as then in effect.
Provided, further, that each such Transferred Participant's service with the Buyer commencing on such Participant's first day of employment with the Buyer shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for retirement benefits, determination of early retirement factors, and eligibility for Plan participation) and no such Participant shall be eligible to receive benefits under this Plan until such Participant terminates employment with Abrasive Industries Inc., or any successor thereof.

SECTION 12.11. KOMATSU DRESSER COMPANY. Following are provisions describing the benefits payable from the Plan for Employees of the Company as of August 31, 1988 who became employees of Komatsu Dresser Company ("KDC") on September 1, 1988 or thereafter, pursuant to the Joint Venture Agreement between

Dresser Finance Corporation and Komatsu America Corp. which established the Komatsu Company effective September 1, 1988. KDC is a general partnership organized under the laws of the State of Illinois.

     Each formerly active Plan Participant shall be considered an inactive Plan Participant and the benefit amount payable from the Plan shall be computed according to the provisions of the appropriate Section of Article IV as in effect on August 31, 1988 in the case of a Plan Participant who transfers employment directly from the Company to KDC on September 1, 1988, but considering August 31, 1988 as the Severance from Service Date for the purpose of computing Credited Service, Final Average Monthly Earnings and the Social Security Pension and, hence, determining the Accrued Benefit as of August 31, 1988 under the Plan. For any Plan Participant who transfers employment directly from the Company to KDC after September 1, 1988, the date of such transfer shall be considered the Severance from Service Date for purposes of computing Credited Service, Final Average Monthly Earnings and the Social Security Pension, and hence, determining the Accrued Benefit as of the date of transfer from the Plan. Provided, further, that each such former Employee's service with KDC commencing on such Employee's first day of employment with KDC shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for retirement benefits, Plan participation and appropriate early retirement factors) and no such Participant shall be eligible to receive benefits under this Plan until such Participant terminates employment with KDC, or any successor thereof.

     Further provided, the early retirement factors applied to the Accrued Benefit as of the date of transfer, when such Accrued Benefit is paid, shall not be less than the appropriate factors in the Plan as in effect on such date of transfer.

     For authorized leaves of absence from KDC that occur prior to December 1, 1991, the provisions of Section 1.45(a)(6) of this Plan shall be applicable for purpose of determining the Participant's Vesting Service as if such authorized leave of absence had been from the Company. If such authorized leave of absence from KDC exceeds one year, the monthly retirement income benefit shall be subject to the provisions of Section 4.05 at the expiration of such authorized leave of absence.

SECTION 12.12. LEROI SALE. Following are provisions describing the benefits payable from the Plan for Employees of the Company as of October 10, 1991 who became employees of Compressor Technologies, Inc. ("CTI") on October 11, 1991 pursuant to the October 11, 1991 sale agreement between Dresser Industries, Inc. and CTI.

     Each formerly active Plan Participant shall be considered an inactive Plan Participant and the benefit amount payable from the Plan shall be computed according to the provisions of the appropriate Section of Article IV as in effect on October 10, 1991 in the case of a Plan Participant who accepts employment with CTI on October 11, 1991, but considering October 10, 1991 as the Severance from Service Date for the purpose of computing Credited Service, Final Average Monthly Earnings and the Covered Compensation and, hence, determining the Accrued Benefit as of October 10, 1991 under the Plan. Provided, further, that each such former Employee's service with CTI commencing on such Employee's first day of employment with CTI shall be counted as Continuous Service under this Plan for the purpose of determining Vesting Service (which determines eligibility for retirement benefits, Plan participation and appropriate early retirement factors) and no such Participant shall be eligible to receive benefits under this Plan until such Participant terminates employment with CTI, or any successor thereof.

SECTION 12.13. ENVIRONMENTAL PRODUCTS SALE. Following are provisions describing the benefits payable from the Plan for Employees of the Company as of August 31, 1994, who became employees of BEC Finance Corporation ("BEC") on September 1, 1994. Each formerly active Plan Participant shall be considered an inactive Plan Participant and the benefit amount payable from the Plan shall be computed according to the provisions of the appropriate Section of Article IV as in effect on August 31, 1994 in the case of a Plan Participant who accepts employment with BEC on September 1, 1994, but considering August 31, 1994 as the Severance from Service Date for the purpose of computing Continuous Service, Credited Service, Final Average Monthly Earnings and the Covered Compensation and, hence, determining the Accrued Benefit as of August 31, 1994 under the Plan. Provided, further, that such Participant shall not be eligible to receive benefits under this Plan until such Participant terminates employment with BEC, or any successor thereof.

                                    EXHIBIT A



            LIST OF CURRENT EMPLOYER CORPORATIONS UNDER SECTION 7.01
                               (As of May 1, 1994)

                            Dresser Industries, Inc.